UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period :	January 1, 2016 — December 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Annual report

12 | 31 | 16

Putnam VT Diversified Income Fund

Message from the Trustees

Dear Shareholder:

With 2017 under way, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when politics tested markets. Fortunately, market turbulence in the aftermath of key political events was in many cases followed by impressive rebounds, and annual performance in most global financial markets exceeded expectations.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year. Conditions in the bond market have changed given the shift in the potential for inflation. As such, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended December 31, 2016, as well as an outlook for the coming months.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/16)

Investment objective

As high a level of current income as Putnam Investment Management, LLC, (Putnam Management) believes is consistent with preservation of capital

Net asset value December 31, 2016

Class IA: $6.06	Class IB: $6.07

Total return at net asset value
				Citigroup
			Bloomberg	Non-U.S.	JPMorgan
			Barclays U.S.	World	Developed
(as of	Class IA	Class IB	Aggregate	Government	High Yield
12/31/16)	shares*	shares†	Bond Index	Bond Index	Index‡

1 year	5.76%	5.42%	2.65%	1.81%	18.22%

5 years	25.88	24.40	11.67	–9.33	44.59
Annualized	4.71	4.46	2.23	–1.94	7.65

10 years	53.35	51.68	53.00	28.52	111.25
Annualized	4.37	4.25	4.34	2.54	7.77

Life	236.07	223.32	234.16	168.77	—
Annualized	5.34	5.17	5.32	4.34	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: September 15, 1993.

† Class inception date: April 6, 1998.

‡ The fund’s secondary benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States. The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Putnam VT Diversified Income Fund	1

Report from your fund’s managers

What was the fund’s investment environment like during the 12-month reporting period ended December 31, 2016?

After a volatile start to the period, credit-sensitive bonds began to benefit from improvements across a broad range of global issues, including higher oil prices, easing concerns about the strength of China’s economy, and improving U.S. economic data.

The market upturn accelerated considerably in March and April, as demand for risk assets continued to improve and credit spreads tightened. And the rally persisted in May amid a six-month high for oil prices and a jump in stock prices later that month.

The rally was briefly disrupted in late June, as the United Kingdom’s vote to exit the European Union, dubbed “Brexit,” surprised investors and reverberated throughout global markets. However, as investors reassessed the broader impact of Brexit in the days following the vote, credit-sensitive securities rose once again.

Interest rates trended gradually higher from early summer through the end of October, then spiked in the week following the U.S. presidential election. Financial market sentiment abruptly shifted and appeared to focus on increasing prospects for higher interest rates and rising inflation in 2017. Against this higher-rate backdrop, investment-grade credit suffered a downturn in November and trended moderately lower over the balance of the period. Meanwhile, high-yield bonds had a slight pullback in November before rebounding strongly in December.

Which holdings and strategies had the biggest influence on Putnam VT Diversified Income Fund’s performance?

The fund’s class IA shares returned 5.76%, which outperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65%, for the 12-month reporting period. Holdings of high-yield corporate credit made the biggest contribution to the fund’s performance. High-yield bonds were bolstered by improving U.S. economic growth, a recovery in oil prices, positive flows into retail funds, and a supportive supply-and-demand backdrop.

Within mortgage credit, investments in non-agency residential mortgage-backed securities also contributed. These positions benefited from improving fundamentals in the housing market, along with the fact that there was no new supply of the bonds we held coming to market.

Our holdings of agency credit risk-transfer securities [CRTs] provided a further boost to results. CRTs are backed by a reference pool of agency mortgages. Unlike regular agency pass-throughs, the principal invested in CRTs is not backed by Fannie Mae or Freddie Mac. To compensate investors for this risk, CRTs offer higher yields than conventional pass-through securities. During the year, the combination of relatively high yields and high-quality collateral resulted in growing investor demand for CRTs.

Within our prepayment strategies, holdings of agency interest-only collateralized mortgage obligations [IO CMOs] generated positive returns and also aided performance. Rising interest rates provided a tailwind for these investments, helping to keep mortgage prepayment speeds below market expectations.

On the downside, our interest-rate and yield-curve positioning in the United States was the primary detractor from performance. We continued our efforts to de-emphasize interest-rate risk by keeping the portfolio’s duration — a key measure of interest-rate sensitivity —below zero. This strategy hampered performance in January as rates declined sharply. After rates bottomed in July, however, this positioning began to help the fund, particularly in the fourth quarter when rates rose sharply in the aftermath of the U.S. election.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to help take tactical positions at various points along the yield curve, and to help hedge the risk associated with the fund’s yield-curve positioning. We also used interest-rate swaps to help gain exposure to rates in various countries. In addition, we employed options to hedge the interest-rate and prepayment risks associated with our CMO holdings, and to help manage overall downside risk.

What is your outlook for the months ahead, and how are you positioning the portfolio?

We think U.S. economic growth may accelerate in 2017, but the election of Donald Trump as president could result in a struggle of competing forces influencing the economy. It will take some time to get clarity on what the Trump administration’s actual policy priorities will be, as well as which measures have the best chance of being approved by Congress. In the interim, we think some level of market volatility is likely due to increased uncertainty.

As for positioning, our non-U.S., quantitatively driven, negative-duration strategies will move the fund’s total duration further below zero. We will also extend our strategy of seeking to capitalize on potentially steeper global yield curves. We think this overall positioning could benefit the fund if interest rates continue to trend higher in 2017.

We plan to continue seeking opportunities in corporate and mortgage credit that we believe offer relative value. Within those market areas, we continue to have a constructive outlook for high-yield bonds, based on what we think is a generally favorable fundamental and technical backdrop for the asset class. We also continue to like commercial mortgage-backed securities due to what we believe are the attractive spreads available there.

We plan to maintain the fund’s exposure to select emerging-market countries, seeking to benefit from the relatively high income levels available in markets where we believe we’re being properly compensated for risk.

Lastly, we expect to maintain a sufficient cash allocation to provide a cushion against bouts of market volatility, as well as any disruptions in the market’s supply/demand environment.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

2	Putnam VT Diversified Income Fund

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value when interest rates decline and decline in value when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager D. William Kohli is Chief Investment Officer, Fixed Income, at Putnam. He joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund is managed by Portfolio Manager Michael J. Atkin; Co-Head of Fixed Income Michael V. Salm; and Co-Head of Fixed Income Paul D. Scanlon, CFA, at Putnam.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Diversified Income Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/16 to 12/31/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB

Total annual operating expenses for the fiscal
year ended 12/31/15	0.75%	1.00%

Annualized expense ratio for the six-month
period ended 12/31/16*	0.79%	1.04%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000
Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/16		ended 12/31/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.14	$5.45	$4.01	$5.28

Ending value
(after
expenses)	$1,084.10	$1,083.90	$1,021.17	$1,019.91

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4	Putnam VT Diversified Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Diversified Income Fund (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2017

Putnam VT Diversified Income Fund	5

The fund’s portfolio 12/31/16

MORTGAGE-BACKED
SECURITIES (48.4%)*	Principal amount	Value

Agency collateralized mortgage obligations (17.9%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 22.961%, 4/15/37	$41,038	$63,999
IFB Ser. 2979, Class AS, 21.692%, 3/15/34	1,768	1,829
IFB Ser. 3072, Class SM, 21.216%, 11/15/35	111,148	162,587
IFB Ser. 3249, Class PS, 19.952%, 12/15/36	83,247	117,737
IFB Ser. 3065, Class DC, 17.748%, 3/15/35	253,857	371,799
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,636,429	346,105
Ser. 4000, Class PI, IO, 4.50%, 1/15/42	819,379	152,732
Ser. 4024, Class PI, IO, 4.50%, 12/15/41	1,866,222	351,057
Ser. 4546, Class TI, IO, 4.00%, 12/15/45	1,333,045	221,619
Ser. 4462, IO, 4.00%, 4/15/45	986,188	187,721
Ser. 4425, IO, 4.00%, 1/15/45	3,265,549	600,045
Ser. 4452, Class QI, IO, 4.00%, 11/15/44	2,547,104	558,070
Ser. 4604, Class QI, IO, 3.50%, 7/15/46	4,158,857	685,088
Ser. 4580, Class ID, IO, 3.50%, 8/15/45	3,716,094	630,621
Ser. 4122, Class CI, IO, 3.50%, 10/15/42	2,795,251	371,673
Ser. 4105, Class HI, IO, 3.50%, 7/15/41	1,337,510	159,654
Ser. 304, Class C37, IO, 3.50%, 12/15/27	1,658,758	199,430
Ser. 4210, Class PI, IO, 3.00%, 12/15/41	1,929,118	144,533
FRB Ser. 57, Class 1AX, IO, 0.373%, 7/25/43	1,234,907	13,214
Ser. 3300, PO, zero %, 2/15/37	28,708	24,809
Ser. 3326, Class WF, zero %, 10/15/35	854	633

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 35.363%, 7/25/36	50,556	93,463
IFB Ser. 06-8, Class HP, 21.794%, 3/25/36	167,744	266,792
IFB Ser. 07-53, Class SP, 21.428%, 6/25/37	109,291	162,669
IFB Ser. 08-24, Class SP, 20.511%, 2/25/38	124,170	175,151
IFB Ser. 05-122, Class SE, 20.454%, 11/25/35	148,932	204,469
IFB Ser. 05-83, Class QP, 15.428%, 11/25/34	117,602	147,391
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	2,215,614	533,230
Ser. 374, Class 6, IO, 5.50%, 8/25/36	180,430	40,686
IFB Ser. 13-103, Class SK, IO, 5.164%, 10/25/43	1,455,916	332,695
Ser. 12-132, Class PI, IO, 5.00%, 10/25/42	4,147,243	823,738
Ser. 378, Class 19, IO, 5.00%, 6/25/35	580,986	106,756
Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	550,322	128,545
Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	3,160,416	406,113
Ser. 409, Class 81, IO, 4.50%, 11/25/40	2,402,217	468,192
Ser. 409, Class 82, IO, 4.50%, 11/25/40	1,596,184	314,927
Ser. 366, Class 22, IO, 4.50%, 10/25/35	129,648	6,906
Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	1,946,121	294,002
Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	1,710,682	284,332
Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	1,624,353	255,836
Ser. 12-96, Class PI, IO, 4.00%, 7/25/41	674,413	103,817
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	2,128,567	185,824
Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	2,414,573	271,639
Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	2,408,208	173,680
Ser. 99-51, Class N, PO, zero %, 9/17/29	9,795	8,326

Federal National Mortgage Association Grantor
Trust Ser. 00-T6, IO, 0.712%, 3/30/30	1,074,971	22,789

Government National Mortgage Association
IFB Ser. 13-129, Class SN, IO, 5.411%, 9/20/43	1,187,268	191,767
IFB Ser. 13-99, Class VS, IO, 5.393%, 7/16/43	778,630	131,604
Ser. 14-122, Class IC, IO, 5.00%, 8/20/44	1,056,554	193,476
Ser. 14-76, IO, 5.00%, 5/20/44	1,258,793	253,878
Ser. 15-187, Class KI, IO, 5.00%, 6/20/43	2,404,581	309,881
Ser. 13-22, Class OI, IO, 5.00%, 1/20/43	2,181,998	449,710
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	1,329,279	273,831
Ser. 13-6, Class IC, IO, 5.00%, 1/20/43	873,982	179,236

MORTGAGE-BACKED
SECURITIES (48.4%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-146, IO, 5.00%, 12/20/42	$2,036,211	$420,600
Ser. 13-130, Class IB, IO, 5.00%, 12/20/40	682,986	50,304
Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	396,951	19,475
Ser. 11-41, Class BI, IO, 5.00%, 5/20/40	535,403	47,937
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	701,907	148,875
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	1,022,842	209,038
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	4,576,791	959,295
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	2,612,815	539,703
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	889,596	179,138
IFB Ser. 14-119, Class SA, IO, 4.861%, 8/20/44	3,030,455	454,568
Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	1,385,451	299,604
Ser. 16-104, Class GI, IO, 4.50%, 1/20/46	4,676,210	510,362
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	2,042,927	408,585
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	3,044,789	639,159
Ser. 13-183, Class JI, IO, 4.50%, 2/16/43	1,289,796	193,383
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	449,140	75,792
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	183,778	24,595
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	2,049,033	386,263
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	2,118,193	401,821
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	2,149,291	423,578
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	1,039,774	196,621
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	930,471	215,171
Ser. 10-168, Class PI, IO, 4.50%, 11/20/39	445,409	50,109
Ser. 10-158, Class IP, IO, 4.50%, 6/20/39	1,942,138	184,503
Ser. 10-98, Class PI, IO, 4.50%, 10/20/37	236,270	6,351
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	6,143,567	1,051,840
Ser. 16-27, Class IB, IO, 4.00%, 11/20/45	1,925,306	348,952
Ser. 15-79, Class CI, IO, 4.00%, 5/20/45	3,587,417	720,097
Ser. 15-40, IO, 4.00%, 3/20/45	2,986,097	616,629
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	2,096,839	377,179
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	1,294,379	219,604
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	2,120,987	380,057
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	5,234,030	782,643
Ser. 16-48, Class MI, IO, 3.50%, 4/16/46	2,217,920	426,062
Ser. 15-95, Class PI, IO, 3.50%, 7/20/45	2,828,479	388,916
Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	2,422,792	345,345
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	1,611,671	161,602
Ser. 13-76, IO, 3.50%, 5/20/43	3,756,313	622,121
Ser. 13-28, IO, 3.50%, 2/20/43	1,272,069	196,574
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	1,795,493	292,881
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	2,700,185	418,529
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	1,915,016	311,190
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	1,918,734	370,124
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	2,102,528	431,619
Ser. 15-69, Class IK, IO, 3.50%, 3/20/38	2,728,936	349,577
Ser. 16-H23, Class NI, IO, 2.826%, 10/20/66	10,320,416	1,439,698
Ser. 16-H24, Class JI, IO, 2.776%, 11/20/66	3,237,516	447,231
Ser. 16-H14, Class AI, IO, 2.463%, 6/20/66	2,805,544	360,793
Ser. 16-H17, Class KI, IO, 2.432%, 7/20/66	1,958,032	245,428
Ser. 15-H24, Class AI, IO, 2.364%, 9/20/65	4,014,017	434,317
Ser. 15-H10, Class BI, IO, 2.239%, 4/20/65	2,626,757	299,663
Ser. 16-H16, Class EI, IO, 2.169%, 6/20/66	2,792,294	345,686
Ser. 16-H09, Class BI, IO, 2.153%, 4/20/66	5,428,053	642,285
Ser. 16-H03, Class DI, IO, 2.038%, 12/20/65	3,915,618	392,924
Ser. 16-H03, Class AI, IO, 2.028%, 1/20/66	3,251,497	375,398
Ser. 16-H02, Class HI, IO, 1.852%, 1/20/66	4,556,963	465,722
Ser. 15-H25, Class EI, IO, 1.834%, 10/20/65	3,960,960	385,005
Ser. 16-H10, Class AI, IO, 1.833%, 4/20/66	6,441,500	568,140
FRB Ser. 15-H08, Class CI, IO, 1.78%, 3/20/65	2,123,178	201,676
Ser. 16-H06, Class DI, IO, 1.728%, 7/20/65	6,078,289	578,653

6	Putnam VT Diversified Income Fund

MORTGAGE-BACKED
SECURITIES (48.4%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H23, Class BI, IO, 1.716%, 9/20/65	$4,445,537	$411,212
Ser. 16-H14, IO, 1.66%, 6/20/66	2,607,763	220,356
Ser. 13-H08, Class CI, IO, 1.66%, 2/20/63	5,351,854	358,574
Ser. 16-H06, Class CI, IO, 1.609%, 2/20/66	6,588,293	551,440
Ser. 15-H25, Class AI, IO, 1.605%, 9/20/65	6,540,637	561,187
Ser. 14-H21, Class BI, IO, 1.534%, 10/20/64	3,954,442	287,488
Ser. 15-H26, Class CI, IO, 0.609%, 8/20/65	11,321,975	261,538
Ser. 06-36, Class OD, PO, zero %, 7/16/36	2,592	2,173

		38,853,264
Commercial mortgage-backed securities (18.1%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695%, 7/10/46	147,023	146,776

Banc of America Commercial Mortgage Trust 144A
FRB Ser. 07-5, Class XW, IO, 0.329%, 2/10/51	26,247,550	52,241

Banc of America Merrill Lynch Commercial
Mortgage, Inc. Ser. 05-6, Class G, 5.147%,
9/10/47	816,619	816,619

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45	1,453,000	1,380,350
FRB Ser. 06-PW11, Class AJ, 5.436%, 3/11/39	779,000	771,210
Ser. 05-PWR7, Class B, 5.214%, 2/11/41	819,618	819,618
Ser. 05-PWR9, Class C, 5.055%, 9/11/42	499,000	499,853

Bear Stearns Commercial Mortgage Securities Trust
144A FRB Ser. 06-PW11, Class B, 5.436%, 3/11/39	673,000	235,550

CD Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.116%, 11/15/44	578,000	560,923
FRB Ser. 07-CD5, Class XS, IO,
0.154%, 11/15/44	18,962,425	6,796

CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class E, 5.754%, 12/15/47	326,000	324,241
FRB Ser. 11-C2, Class F, 5.25%, 12/15/47	822,000	720,647

Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class D, 4.876%, 9/10/45	779,712	726,458
FRB Ser. 14-GC21, Class D, 4.835%, 5/10/47	487,000	397,343

COBALT CMBS Commercial Mortgage Trust
Ser. 07-C2, Class AJFX, 5.568%, 4/15/47	410,000	410,246

COMM Mortgage Pass-Through Certificates
144A Ser. 12-CR3, Class F, 4.75%, 10/15/45	700,000	474,699

COMM Mortgage Trust Ser. 06-C8, Class AJ,
5.377%, 12/10/46	626,000	625,812

COMM Mortgage Trust 144A
FRB Ser. 14-CR18, Class D, 4.737%, 7/15/47	500,000	402,200
FRB Ser. 13-CR9, Class D, 4.256%, 7/10/45	452,000	397,172
Ser. 13-LC13, Class E, 3.719%, 8/10/46	566,000	377,239
Ser. 14-CR18, Class E, 3.60%, 7/15/47	493,000	304,082

Credit Suisse Commercial Mortgage Trust FRB
Ser. 06-C5, Class AX, IO, 0.641%, 12/15/39	3,179,405	10,174

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8.00%,
12/28/38 (Cayman Islands)	575,573	572,695

CSAIL Commercial Mortgage Trust 144A FRB
Ser. 15-C1, Class D, 3.80%, 4/15/50	682,000	556,151

GE Capital Commercial Mortgage Corp. Trust
FRB Ser. 06-C1, Class AJ, 5.309%, 3/10/44	439,740	432,704

GMAC Commercial Mortgage Securities, Inc.
Trust Ser. 04-C3, Class B, 4.965%, 12/10/41	89,753	89,811

GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.41%, 2/10/46	699,000	633,783
FRB Ser. 05-GG4, Class XC, IO, 0.918%, 7/10/39	948,239	1,422

MORTGAGE-BACKED
SECURITIES (48.4%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust 144A
Ser. 11-GC3, Class E, 5.00%, 3/10/44	$528,000	$479,054
FRB Ser. 14-GC18, Class D, 4.945%, 1/10/47	1,218,000	1,000,952
FRB Ser. 14-GC26, Class D, 4.511%, 11/10/47	665,000	535,059
FRB Ser. 13-GC13, Class D, 4.066%, 7/10/46	276,000	242,127

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C15, Class D, 5.046%, 11/15/45	855,000	797,822
FRB Ser. 14-C18, Class D, 4.814%, 2/15/47	844,000	709,888
FRB Ser. C14, Class D, 4.562%, 8/15/46	289,000	263,716
FRB Ser. 14-C18, Class E, 4.314%, 2/15/47	381,000	258,928
FRB Ser. 13-C12, Class E, 4.086%, 7/15/45	138,000	95,386
Ser. 14-C25, Class E, 3.332%, 11/15/47	656,000	386,778

JPMorgan Chase Commercial Mortgage
Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.152%, 2/12/51	231,500	233,236
FRB Ser. 06-LDP6, Class B, 5.653%, 4/15/43	58,528	58,528
Ser. 06-LDP8, Class B, 5.52%, 5/15/45	267,828	269,770
FRB Ser. 05-LDP2, Class E, 4.981%, 7/15/42	357,000	354,037
FRB Ser. 13-C10, Class D, 4.154%, 12/15/47	380,000	334,687

JPMorgan Chase Commercial Mortgage
Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.252%, 2/12/51	449,000	418,782
FRB Ser. 07-CB20, Class C, 6.252%, 2/12/51	1,004,000	883,520
FRB Ser. 11-C3, Class E, 5.619%, 2/15/46	321,000	323,279
FRB Ser. 11-C3, Class F, 5.619%, 2/15/46	401,000	403,607
FRB Ser. 12-C8, Class E, 4.66%, 10/15/45	271,000	239,813
FRB Ser. 13-C13, Class D, 4.053%, 1/15/46	329,000	292,880
Ser. 13-C13, Class E, 3.986%, 1/15/46	818,000	545,115
Ser. 13-C10, Class E, 3.50%, 12/15/47	833,000	589,847
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46	558,000	364,486
FRB Ser. 07-CB20, Class X1, IO,
0.346%, 2/12/51	31,669,244	54,984

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41%, 6/15/31	225,291	232,117
Ser. 98-C4, Class J, 5.60%, 10/15/35	379,000	387,528

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.546%, 3/15/39	358,126	351,411
FRB Ser. 06-C6, Class C, 5.482%, 9/15/39	824,000	244,843

LSTAR Commercial Mortgage Trust 144A FRB
Ser. 15-3, Class C, 3.243%, 4/20/48	413,000	344,083

Merrill Lynch Mortgage Trust FRB Ser. 08-C1,
Class AJ, 6.263%, 2/12/51	269,000	275,026

Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 07-C5, Class X, IO, 5.449%, 12/15/49	715,677	4,294

Morgan Stanley Bank of America Merrill Lynch
Trust 144A
FRB Ser. 14-C14, Class D, 4.83%, 2/15/47	367,000	322,153
Ser. 14-C17, Class D, 4.698%, 8/15/47	747,000	594,127
FRB Ser. 12-C6, Class F, 4.648%, 11/15/45	512,000	417,741
FRB Ser. 12-C6, Class G, 4.50%, 11/15/45	800,000	584,800
Ser. 14-C15, Class F, 4.00%, 4/15/47	440,000	280,471
Ser. 14-C17, Class E, 3.50%, 8/15/47	602,000	363,849
Ser. 15-C24, Class D, 3.257%, 5/15/48	383,000	258,473
Ser. 14-C19, Class D, 3.25%, 12/15/47	550,000	415,174

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.643%, 6/11/42	141,000	143,355
Ser. 07-HQ11, Class C, 5.558%, 2/12/44	986,000	587,518
Ser. 07-HQ11, Class B, 5.538%, 2/12/44	556,000	539,320
Ser. 06-HQ10, Class B, 5.448%, 11/12/41	385,000	388,668
FRB Ser. 06-HQ8, Class D, 5.419%, 3/12/44	513,000	202,604

Putnam VT Diversified Income Fund	7

MORTGAGE-BACKED
SECURITIES (48.4%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust 144A FRB
Ser. 08-T29, Class F, 6.275%, 1/11/43	$302,000	$301,426

Morgan Stanley Capital I, Inc. 144A FRB
Ser. 04-RR, Class F7, 6.00%, 4/28/39	416,988	409,274

STRIPS CDO 144A Ser. 03-1A, Class N, IO,
5.00%, 3/24/18 (Cayman Islands)	158,000	4,345

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A,
Class E, 8.00%, 12/28/38	527,990	39,599

UBS-Barclays Commercial Mortgage Trust
144A Ser. 12-C2, Class F, 4.885%, 5/10/63	476,000	332,581

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.104%, 6/15/45	2,148,000	1,395,556
Ser. 07-C30, Class AJ, 5.413%, 12/15/43	394,000	394,000
FRB Ser. 07-C34, IO, 0.294%, 5/15/46	11,130,156	21,147

Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class E, 4.777%, 10/15/45	479,000	356,807
FRB Ser. 13-LC12, Class D, 4.296%, 7/15/46	393,000	351,361

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-C17, Class D, 5.124%, 12/15/46	371,000	350,152
Ser. 12-C6, Class E, 5.00%, 4/15/45	525,000	404,198
Ser. 11-C4, Class F, 5.00%, 6/15/44	1,270,000	975,487
FRB Ser. 13-C16, Class D, 4.982%, 9/15/46	174,000	160,898
FRB Ser. 14-C19, Class E, 4.97%, 3/15/47	875,000	624,225
FRB Ser. 13-UBS1, Class E, 4.627%, 3/15/46	555,000	392,108
Ser. 12-C7, Class F, 4.50%, 6/15/45	2,626,000	1,867,349
FRB Ser. 13-C15, Class D, 4.48%, 8/15/46	464,000	405,871
Ser. 14-C19, Class D, 4.234%, 3/15/47	726,000	586,455

		39,193,490
Residential mortgage-backed securities (non-agency) (12.4%)
BCAP, LLC Trust 144A
FRB Ser. 11-RR3, Class 3A6, 2.80%, 11/27/36	590,773	392,864
FRB Ser. 12-RR5, Class 4A8, 0.754%, 6/26/35	167,912	161,370

Bear Stearns Alt-A Trust
FRB Ser. 04-3, Class B, 3.681%, 4/25/34	300,659	298,622
FRB Ser. 05-8, Class 21A1, 2.99%, 10/25/35	467,887	442,079

Bear Stearns Asset Backed Securities I Trust
FRB Ser. 04-FR3, Class M6, 5.321%, 9/25/34	33,576	18,880

Bellemeade Re Ltd. 144A FRB Ser. 15-1A,
Class M2, 5.056%, 7/25/25 (Bermuda)	387,000	392,805

Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A1, 2.222%, 6/25/46	787,070	740,318
FRB Ser. 05-38, Class A1, 2.067%, 9/25/35	275,625	259,859
FRB Ser. 06-OA7, Class 1A2, 1.507%, 6/25/46	640,149	556,930
FRB Ser. 05-38, Class A3, 1.106%, 9/25/35	775,424	677,261
FRB Ser. 05-59, Class 1A1, 1.069%, 11/20/35	583,033	500,422
FRB Ser. 07-OH1, Class A1D, 0.966%, 4/25/47	235,772	187,835
FRB Ser. 06-OA10, Class 4A1, 0.946%, 8/25/46	2,565,158	2,062,131

Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN
Ser. 15-DN1, Class B, 12.256%, 1/25/25	1,279,929	1,557,683
Structured Agency Credit Risk Debt FRN
Ser. 16-DNA2, Class B, 11.256%, 10/25/28	250,000	281,892
Structured Agency Credit Risk Debt FRN
Ser. 15-HQA2, Class B, 11.256%, 5/25/28	254,312	288,177
Structured Agency Credit Risk Debt FRN
Ser. 16-DNA1, Class B, 10.756%, 7/25/28	785,836	853,443
Structured Agency Credit Risk Debt FRN
Ser. 15-DNA3, Class B, 10.106%, 4/25/28	602,929	645,442
Structured Agency Credit Risk Debt FRN
Ser. 15-DNA2, Class B, 8.306%, 12/25/27	561,662	592,576

MORTGAGE-BACKED
SECURITIES (48.4%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN
Ser. 16-HQA1, Class M3, 7.106%, 9/25/28	$395,000	$454,270
Structured Agency Credit Risk Debt FRN
Ser. 16-HQA2, Class M3, 5.906%, 11/25/28	590,000	640,108

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03,
Class 2B, 13.506%, 10/25/28	260,000	326,505
Connecticut Avenue Securities FRB Ser. 16-C02,
Class 1B, 13.006%, 9/25/28	880,000	1,079,573
Connecticut Avenue Securities FRB Ser. 16-C03,
Class 1B, 12.506%, 10/25/28	500,000	591,463
Connecticut Avenue Securities FRB Ser. 16-C01,
Class 1B, 12.506%, 8/25/28	590,000	704,871
Connecticut Avenue Securities FRB Ser. 16-C04,
Class 1B, 11.006%, 1/25/29	120,000	132,174
Connecticut Avenue Securities FRB Ser. 16-C03,
Class 2M2, 6.656%, 10/25/28	1,970,000	2,180,032
Connecticut Avenue Securities FRB Ser. 15-C04,
Class 1M2, 6.456%, 4/25/28	2,136,000	2,352,772
Connecticut Avenue Securities FRB Ser. 15-C04,
Class 2M2, 6.306%, 4/25/28	210,000	229,011
Connecticut Avenue Securities FRB Ser. 15-C03,
Class 1M2, 5.756%, 7/25/25	2,195,000	2,363,499
Connecticut Avenue Securities FRB Ser. 15-C03,
Class 2M2, 5.756%, 7/25/25	380,000	409,341
Connecticut Avenue Securities FRB Ser. 15-C02,
Class 1M2, 4.756%, 5/25/25	88,000	91,726
Connecticut Avenue Securities FRB Ser. 15-C02,
Class 2M2, 4.756%, 5/25/25	120,000	125,234

GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2,
0.936%, 5/25/36	784,805	390,283

MortgageIT Trust FRB Ser. 05-3, Class M2, 1.286%,
8/25/35	241,645	212,404

Nomura Resecuritization Trust 144A FRB
Ser. 15-4R, Class 1A14, 0.681%, 3/26/47	475,000	294,975

Residential Accredit Loans, Inc. FRB
Ser. 06-QO10, Class A1, 0.916%, 1/25/37	683,148	575,495

Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR1, Class 2A1, 0.936%, 1/25/37	596,365	493,619

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 2.748%, 9/25/35	153,017	149,176
FRB Ser. 05-AR19, Class A1C3, 1.256%, 12/25/45	829,182	749,414
FRB Ser. 05-AR19, Class A1C4, 1.156%, 12/25/45	534,979	461,580
FRB Ser. 05-AR17, Class A1B3, 1.106%, 12/25/45	983,291	859,823

		26,777,937

Total mortgage-backed securities (cost $105,809,687)		$104,824,691

U. S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (37.5%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.5%)
Government National Mortgage Association
Pass-Through Certificates 4.50%, TBA, 1/1/47	$1,000,000	$1,067,500

		1,067,500
U.S. Government Agency Mortgage Obligations (37.0%)
Federal National Mortgage Association
Pass-Through Certificates
5.50%, TBA, 1/1/47	3,000,000	3,332,813
4.50%, TBA, 1/1/47	1,000,000	1,075,000
4.00%, TBA, 1/1/47	1,000,000	1,051,250
3.50%, TBA, 1/1/47	58,000,000	59,450,000

8	Putnam VT Diversified Income Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (37.5%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
3.00%, TBA, 1/1/47	$2,000,000	$1,988,438
2.50%, TBA, 1/1/47	14,000,000	13,332,813

		80,230,314
Total U.S. government and agency mortgage
obligations (cost $81,342,735)		$81,297,814

CORPORATE BONDS
AND NOTES (31.3%)*	Principal amount	Value

Basic materials (3.2%)
A Schulman, Inc. 144A company guaranty
sr. unsec. unsub. notes 6.875%, 6/1/23	$133,000	$138,985

Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9.375%, 6/1/19	161,000	172,270

ArcelorMittal SA sr. unsec. unsub. bonds
10.85%, 6/1/19 (France)	138,000	161,460

ArcelorMittal SA sr. unsec. unsub. bonds
6.125%, 6/1/25 (France)	86,000	94,170

ArcelorMittal SA sr. unsec. unsub. notes
8.00%, 10/15/39 (France)	26,000	28,531

Beacon Roofing Supply, Inc. company
guaranty sr. unsec. unsub. notes 6.375%,
10/1/23	202,000	215,510

Blue Cube Spinco, Inc. company guaranty
sr. unsec. unsub. notes 9.75%, 10/15/23	82,000	97,580

BMC East, LLC 144A company
guaranty sr. notes 5.50%, 10/1/24	172,000	171,570

Boise Cascade Co. 144A company
guaranty sr. unsec. notes 5.625%, 9/1/24	224,000	222,320

Builders FirstSource, Inc. 144A company
guaranty sr. unsec. notes 10.75%, 8/15/23	323,000	370,643

Builders FirstSource, Inc. 144A company
guaranty sr. unsub. notes 5.625%, 9/1/24	65,000	65,325

Cemex Finance, LLC 144A company
guaranty sr. notes 6.00%, 4/1/24 (Mexico)	200,000	205,500

Cemex SAB de CV 144A company
guaranty sr. notes 6.50%, 12/10/19 (Mexico)	205,000	216,788

Chemours Co. (The) company guaranty
sr. unsec. unsub. notes 7.00%, 5/15/25	44,000	43,340

Chemours Co. (The) company guaranty
sr. unsec. unsub. notes 6.625%, 5/15/23	165,000	163,350

Compass Minerals International, Inc. 144A
company guaranty sr. unsec. notes 4.875%,
7/15/24	97,000	92,635

Coveris Holdings SA 144A company guaranty
sr. unsec. notes 7.875%, 11/1/19 (Luxembourg)	270,000	269,325

CPG Merger Sub, LLC 144A company
guaranty sr. unsec. notes 8.00%, 10/1/21	75,000	77,250

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7.00%, 2/15/21
(Canada)	87,000	86,565

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 6.75%, 2/15/20
(Canada)	87,000	86,783

Freeport-McMoRan, Inc. company
guaranty sr. unsec. notes 3.55%, 3/1/22
(Indonesia)	13,000	12,090

Freeport-McMoRan, Inc. 144A company
guaranty sr. unsec. notes 6.75%, 2/1/22
(Indonesia)	80,000	82,200

Freeport-McMoRan, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.875%,
2/15/23 (Indonesia)	131,000	137,550

CORPORATE BONDS
AND NOTES (31.3%)* cont.	Principal amount	Value

Basic materials cont.
GCP Applied Technologies, Inc. 144A company
guaranty sr. unsec. notes 9.50%, 2/1/23	$240,000	$275,400

Grinding Media, Inc./MC Grinding Media
Canada, Inc. 144A sr. sub. notes 7.375%,
12/15/23	35,000	36,771

HudBay Minerals, Inc. 144A company
guaranty sr. unsec. notes 7.625%, 1/15/25
(Canada)	65,000	67,560

Huntsman International, LLC company
guaranty sr. unsec. notes 5.125%, 11/15/22	112,000	114,240

Joseph T Ryerson & Son, Inc. 144A
sr. notes 11.00%, 5/15/22	120,000	132,000

Kraton Polymers, LLC/Kraton Polymers
Capital Corp. 144A company guaranty sr.
unsec. notes 10.50%, 4/15/23	207,000	233,393

Louisiana-Pacific Corp. company guaranty
sr. unsec. unsub. notes 4.875%, 9/15/24	100,000	97,000

Mercer International, Inc. company
guaranty sr. unsec. notes 7.75%, 12/1/22
(Canada)	194,000	203,700

New Gold, Inc. 144A company guaranty sr.
unsec. unsub. notes 6.25%, 11/15/22 (Canada)	90,000	92,250

Norbord, Inc. 144A company guaranty sr.
notes 6.25%, 4/15/23 (Canada)	130,000	135,200

Novelis Corp. 144A company guaranty
sr. unsec. bonds 5.875%, 9/30/26	20,000	20,200

Novelis Corp. 144A company guaranty
sr. unsec. notes 6.25%, 8/15/24	345,000	363,975

Pactiv, LLC sr. unsec. unsub. bonds 8.375%,
4/15/27	15,000	16,388

Platform Specialty Products Corp. 144A
sr. unsec. notes 10.375%, 5/1/21	21,000	23,258

PQ Corp. 144A company guaranty sr. notes
6.75%, 11/15/22	40,000	42,800

Sealed Air Corp. 144A company guaranty sr. unsec.
notes 6.875%, 7/15/33	216,000	219,780

Sealed Air Corp. 144A company guaranty sr. unsec.
notes 5.25%, 4/1/23	170,000	176,800

Sealed Air Corp. 144A sr. unsec. bonds 5.50%,
9/15/25	45,000	46,463

Smurfit Kappa Treasury Funding, Ltd. company
guaranty sr. unsec. unsub. notes 7.50%,
11/20/25 (Ireland)	139,000	161,240

Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 6.375%, 8/15/22	135,000	140,738

Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 5.50%, 10/1/24	50,000	53,000

Steel Dynamics, Inc. company guaranty
sr. unsec. unsub. notes 5.25%, 4/15/23	25,000	26,188

Steel Dynamics, Inc. 144A sr. unsec. bonds
5.00%, 12/15/26	45,000	44,831

Teck Resources, Ltd. company guaranty
sr. unsec. unsub. notes 4.75%, 1/15/22 (Canada)	56,000	56,140

Teck Resources, Ltd. company guaranty
sr. unsec. unsub. notes 3.75%, 2/1/23 (Canada)	49,000	46,305

TMS International Corp. 144A company
guaranty sr. unsec. sub. notes 7.625%, 10/15/21	147,000	139,650

U.S. Concrete, Inc. company guaranty sr.
unsec. unsub. notes 6.375%, 6/1/24	55,000	58,163

Univar USA, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 7/15/23	120,000	123,900

Putnam VT Diversified Income Fund	9

CORPORATE BONDS
AND NOTES (31.3%)* cont.	Principal amount	Value

Basic materials cont.
USG Corp. 144A company guaranty sr. unsec.
notes 5.50%, 3/1/25	$73,000	$75,008

Weekley Homes, LLC/Weekley Finance Corp.
sr. unsec. notes 6.00%, 2/1/23	70,000	62,300

WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5.625%, 10/1/24	207,000	217,350

Zekelman Industries, Inc. 144A company
guaranty sr. notes 9.875%, 6/15/23	165,000	184,800

		6,898,531
Capital goods (1.9%)
Advanced Disposal Services, Inc. 144A
sr. unsec. notes 5.625%, 11/15/24	220,000	218,900

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7.75%, 11/15/19	251,000	277,669

Amstead Industries, Inc. 144A company
guaranty sr. unsec. sub. notes 5.375%, 9/15/24	120,000	117,900

Amstead Industries, Inc. 144A company
guaranty sr. unsec. sub. notes 5.00%, 3/15/22	100,000	100,000

Ardagh Packaging Finance PLC/Ardagh
Holdings USA, Inc. 144A company guaranty
sr. unsec. notes 7.25%, 5/15/24 (Ireland)	245,000	257,250

ATS Automation Tooling Systems, Inc. 144A
sr. unsec. notes 6.50%, 6/15/23 (Canada)	125,000	129,375

Belden, Inc. 144A company guaranty
sr. unsec. sub. notes 5.25%, 7/15/24	87,000	87,435

Berry Plastics Corp. company
guaranty notes 6.00%, 10/15/22	60,000	63,450

Berry Plastics Corp. company
guaranty notes 5.50%, 5/15/22	105,000	109,200

Bombardier, Inc. 144A sr. unsec. notes 8.75%,
12/1/21 (Canada)	145,000	153,338

Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6.875%, 12/15/20	247,000	270,542

Crown Cork & Seal Co., Inc. company
guaranty sr. unsec. bonds 7.375%, 12/15/26	100,000	112,000

Gates Global, LLC/Gates Global Co. 144A
company guaranty sr. unsec. notes 6.00%,
7/15/22	195,000	190,369

KLX, Inc. 144A company guaranty sr. unsec.
notes 5.875%, 12/1/22	215,000	221,450

Manitowoc Foodservice, Inc. sr. unsec.
notes 9.50%, 2/15/24	284,000	327,310

MasTec, Inc. company guaranty sr. unsec.
unsub. notes 4.875%, 3/15/23	223,000	217,983

Moog, Inc. 144A company guaranty sr. unsec.
notes 5.25%, 12/1/22	166,000	169,320

Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5.375%, 3/1/25	85,000	86,700

Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5.375%, 3/1/22	269,000	279,760

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A
company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	127,000	135,017

TI Group Automotive Systems, LLC 144A sr. unsec.
notes 8.75%, 7/15/23	285,000	297,825

TransDigm, Inc. company guaranty sr. unsec.
unsub. notes 6.50%, 7/15/24	145,000	151,706

ZF North America Capital, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.75%, 4/29/25	215,000	218,763

		4,193,262

CORPORATE BONDS
AND NOTES (31.3%)* cont.	Principal amount	Value

Communication services (3.6%)
Altice Financing SA 144A company
guaranty sr. notes 6.625%, 2/15/23
(Luxembourg)	$200,000	$205,750

Altice SA 144A company guaranty sr. unsec.
notes 7.75%, 5/15/22 (Luxembourg)	200,000	213,500

Cablevision Systems Corp. sr. unsec.
unsub. notes 8.00%, 4/15/20	66,000	72,435

CCO Holdings, LLC/CCO Holdings Capital
Corp. company guaranty sr. unsec. notes
5.25%, 9/30/22	35,000	36,313

CCO Holdings, LLC/CCO Holdings Capital
Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 5/1/26	93,000	94,860

CCO Holdings, LLC/CCO Holdings Capital
Corp. 144A company guaranty sr. unsec.
notes 5.875%, 4/1/24	220,000	234,850

CCO Holdings, LLC/CCO Holdings Capital
Corp. 144A sr. unsec. notes 5.75%, 2/15/26	44,000	45,540

CCO Holdings, LLC/CCO Holdings Capital
Corp. 144A sr. unsec. unsub. notes
5.125%, 5/1/23	84,000	86,520

CenturyLink, Inc. sr. unsec. unsub. notes
6.75%, 12/1/23	145,000	148,263

CenturyLink, Inc. sr. unsec. unsub. notes
5.625%, 4/1/20	50,000	52,875

Cequel Communications Holdings I, LLC/
Cequel Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 12/15/21	189,000	192,308

Cequel Communications Holdings I, LLC/
Cequel Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 12/15/21	135,000	137,363

CSC Holdings, LLC sr. unsec. unsub. bonds
5.25%, 6/1/24	310,000	303,025

CSC Holdings, LLC sr. unsec. unsub. notes
6.75%, 11/15/21	146,000	156,950

CSC Holdings, LLC 144A sr. unsec.
unsub. notes 10.125%, 1/15/23	235,000	271,425

Digicel, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 3/1/23 (Jamaica)	400,000	361,000

DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5.875%, 11/15/24	127,000	130,683

Frontier Communications Corp. sr. unsec.
notes 11.00%, 9/15/25	65,000	67,113

Frontier Communications Corp. sr. unsec.
notes 10.50%, 9/15/22	190,000	199,747

Frontier Communications Corp. sr. unsec.
notes 8.875%, 9/15/20	136,000	144,840

Frontier Communications Corp. sr. unsec.
unsub. notes 7.625%, 4/15/24	35,000	31,325

Intelsat Jackson Holdings SA company
guaranty sr. unsec. notes 7.50%, 4/1/21
(Bermuda)	158,000	120,475

Intelsat Jackson Holdings SA 144A company
guaranty sr. notes 8.00%, 2/15/24 (Bermuda)	8,000	8,220

Intelsat Luxembourg SA company
guaranty sr. unsec. bonds 7.75%, 6/1/21
(Luxembourg)	26,000	8,515

Intelsat Luxembourg SA company
guaranty sr. unsec. sub. bonds 8.125%,
6/1/23 (Luxembourg)	50,000	15,625

Level 3 Communications, Inc. sr. unsec.
unsub. notes 5.75%, 12/1/22	30,000	30,825

10	Putnam VT Diversified Income Fund

CORPORATE BONDS
AND NOTES (31.3%)* cont.	Principal amount		Value

Communication services cont.
Level 3 Financing, Inc. company guaranty
sr. unsec. unsub. notes 5.375%, 1/15/24		$30,000	$30,300

Level 3 Financing, Inc. company guaranty
sr. unsec. unsub. notes 5.375%, 8/15/22		30,000	30,975

Quebecor Media, Inc. sr. unsec.
unsub. notes 5.75%, 1/15/23 (Canada)		36,000	37,305

SFR Group SA 144A company
guaranty sr. notes 6.00%, 5/15/22 (France)		400,000	410,000

SFR Group SA 144A sr. bonds 6.25%, 5/15/24
(France)		200,000	200,750

Sprint Capital Corp. company guaranty
sr. unsec. unsub. notes 6.875%, 11/15/28		182,000	179,725

Sprint Communications, Inc. 144A company
guaranty sr. unsec. notes 9.00%, 11/15/18		363,000	400,208

Sprint Corp. company guaranty sr. unsec.
sub. notes 7.875%, 9/15/23		523,000	558,303

Sprint Corp. company guaranty sr. unsec.
sub. notes 7.25%, 9/15/21		175,000	185,938

T-Mobile USA, Inc. company guaranty
sr. unsec. notes 6.625%, 4/1/23		218,000	230,808

T-Mobile USA, Inc. company guaranty
sr. unsec. notes 6.375%, 3/1/25		135,000	144,281

T-Mobile USA, Inc. company guaranty
sr. unsec. unsub. notes 6.125%, 1/15/22		240,000	253,200

Telenet Finance V Luxembourg SCA 144A
sr. notes 6.75%, 8/15/24 (Luxembourg)	EUR	365,000	425,254

Unitymedia Hessen GmbH & Co. KG/
Unitymedia NRW GmbH company
guaranty sr. notes 5.625%, 4/15/23
(Germany)	EUR	83,200	93,745

Unitymedia Hessen GmbH & Co. KG/
Unitymedia NRW GmbH company
guaranty sr. notes Ser. REGS,
5.75%, 1/15/23 (Germany)	EUR	88,290	99,261

Videotron, Ltd. company guaranty
sr. unsec. unsub. notes 5.00%, 7/15/22
(Canada)		$201,000	206,276

Virgin Media Secured Finance PLC
144A sr. notes 6.00%, 4/15/21
(United Kingdom)	GBP	168,727	216,274

West Corp. 144A company guaranty
sr. unsec. sub. notes 5.375%, 7/15/22		$239,000	230,635

WideOpenWest Finance, LLC/WideOpenWest
Capital Corp. company guaranty sr. unsec.
sub. notes 10.25%, 7/15/19		149,000	157,195

Wind Acquisition Finance SA 144A
company guaranty sr. notes 4.00%,
7/15/20 (Luxembourg)	EUR	125,000	134,147

Windstream Services, LLC company
guaranty sr. unsec. notes 6.375%, 8/1/23		$263,000	234,728

			7,829,653
Consumer cyclicals (5.1%)
AMC Entertainment Holdings, Inc. 144A
sr. unsec. sub. bonds 5.875%, 11/15/26		45,000	46,069

AMC Entertainment, Inc. company guaranty
sr. unsec. sub. notes 5.875%, 2/15/22		71,000	74,284

AMC Entertainment, Inc. company guaranty
sr. unsec. sub. notes 5.75%, 6/15/25		135,000	138,038

American Builders & Contractors Supply Co., Inc.
144A sr. unsec. notes 5.75%, 12/15/23		150,000	154,500

American Tire Distributors, Inc. 144A sr. unsec.
sub. notes 10.25%, 3/1/22		193,000	185,151

CORPORATE BONDS
AND NOTES (31.3%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Bon-Ton Department Stores, Inc. (The)
company guaranty notes 8.00%, 6/15/21		$97,000	$46,560

Boyd Gaming Corp. company guaranty
sr. unsec. sub. notes 6.875%, 5/15/23		109,000	117,175

Brookfield Residential Properties, Inc. 144A
company guaranty sr. unsec. notes 6.50%,
12/15/20 (Canada)		250,000	255,625

Brookfield Residential
Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec.
notes 6.125%, 7/1/22 (Canada)		125,000	125,363

Caesars Growth Properties Holdings, LLC/
Caesars Growth Properties Finance, Inc.
company guaranty notes 9.375%, 5/1/22		140,000	150,934

CalAtlantic Group, Inc. company guaranty
sr. unsec. sub. notes 6.25%, 12/15/21		140,000	150,850

CalAtlantic Group, Inc. company guaranty
sr. unsec. sub. notes 5.875%, 11/15/24		80,000	81,200

CBS Radio, Inc. 144A company guaranty
sr. unsec. notes 7.25%, 11/1/24		40,000	42,000

Cedar Fair LP/Canada’s Wonderland Co./
Magnum Management Corp. company
guaranty sr. unsec. notes 5.25%, 3/15/21		120,000	123,900

Cinemark USA, Inc. company guaranty sr. unsec.
notes 5.125%, 12/15/22		67,000	69,010

Cinemark USA, Inc. company guaranty
sr. unsec. sub. notes 4.875%, 6/1/23		65,000	65,813

Clear Channel Worldwide Holdings, Inc.
company guaranty sr. unsec. sub. notes
7.625%, 3/15/20		162,000	161,190

Clear Channel Worldwide Holdings, Inc.
company guaranty sr. unsec. unsub. notes
6.50%, 11/15/22		395,000	403,888

Diamond Resorts International, Inc. 144A
sr. notes 7.75%, 9/1/23		195,000	195,000

Diamond Resorts International, Inc. 144A
sr. unsec. notes 10.75%, 9/1/24		80,000	77,800

Dollar Tree, Inc. company guaranty sr. unsec.
unsub. notes 5.75%, 3/1/23		60,000	63,450

Eldorado Resorts, Inc. company guaranty
sr. unsec. unsub. notes 7.00%, 8/1/23		175,000	185,500

General Motors Co. sr. unsec. notes
5.20%, 4/1/45		33,000	31,809

General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 4.00%, 10/6/26		100,000	96,152

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. sub. notes 4.875%, 11/1/20		180,000	189,000

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. unsub. notes
5.375%, 4/15/26		65,000	67,789

Great Canadian Gaming Corp. 144A
company guaranty sr. unsec. notes
6.625%, 7/25/22 (Canada)	CAD	335,000	261,982

Hanesbrands, Inc. 144A company
guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		$90,000	87,300

Hilton Domestic Operating Co., Inc. 144A
sr. unsec. sub. notes 4.25%, 9/1/24		25,000	24,250

Howard Hughes Corp. (The) 144A sr. unsec.
notes 6.875%, 10/1/21		77,000	81,143

iHeartCommunications, Inc. company
guaranty sr. notes 9.00%, 12/15/19		166,000	135,705

Putnam VT Diversified Income Fund	11

CORPORATE BONDS
AND NOTES (31.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Isle of Capri Casinos, Inc. company guaranty
sr. unsec. notes 5.875%, 3/15/21	$105,000	$108,675

Jack Ohio Finance, LLC/Jack Ohio Finance 1
Corp. 144A company guaranty notes 10.25%,
11/15/22	240,000	244,200

Jack Ohio Finance, LLC/Jack Ohio Finance 1
Corp. 144A company guaranty sr. notes
6.75%, 11/15/21	215,000	217,688

JC Penney Corp., Inc. company guaranty
sr. unsec. bonds 8.125%, 10/1/19	68,000	73,440

JC Penney Corp., Inc. company guaranty
sr. unsec. unsub. notes 5.65%, 6/1/20	29,000	28,601

Jo-Ann Stores Holdings, Inc. 144A sr. unsec.
notes 9.75%, 10/15/19 ‡‡	115,000	109,538

L Brands, Inc. company guaranty sr. unsec.
notes 6.625%, 4/1/21	246,000	277,058

L Brands, Inc. company guaranty sr. unsec.
sub. notes 5.625%, 2/15/22	105,000	112,219

Lamar Media Corp. company guaranty
sr. unsec. sub. notes 5.875%, 2/1/22	70,000	72,100

Lamar Media Corp. company guaranty
sr. unsec. sub. notes 5.375%, 1/15/24	94,000	97,290

Lear Corp. company guaranty sr. unsec.
notes 5.25%, 1/15/25	22,000	23,128

Lennar Corp. company guaranty sr. unsec.
unsub. notes 4.75%, 11/15/22	73,000	74,825

Lions Gate Entertainment Corp. 144A
sr. unsec. unsub. notes 5.875%, 11/1/24	129,000	130,613

Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 11/1/24	60,000	60,150

Masonite International Corp. 144A company
guaranty sr. unsec. notes 5.625%, 3/15/23	65,000	67,113

Mattamy Group Corp. 144A sr. unsec. notes
6.875%, 12/15/23 (Canada)	30,000	30,375

Mattamy Group Corp. 144A sr. unsec. notes
6.50%, 11/15/20 (Canada)	237,000	240,555

MGM Resorts International company
guaranty sr. unsec. notes 6.75%, 10/1/20	210,000	233,625

MGM Resorts International company
guaranty sr. unsec. notes 5.25%, 3/31/20	30,000	31,725

MGM Resorts International company
guaranty sr. unsec. unsub. notes 6.625%,
12/15/21	175,000	194,688

Navistar International Corp. company
guaranty sr. unsec. notes 8.25%, 11/1/21	116,000	117,450

Neiman Marcus Group, LLC (The) company
guaranty sr. notes 7.125%, 6/1/28	125,000	111,406

Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8.75%,
10/15/21 ‡‡	196,000	138,670

Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8.00%, 10/15/21	100,000	74,250

Nexstar Escrow Corp. 144A company
guaranty sr. unsec. notes 5.625%, 8/1/24	130,000	129,025

Nielsen Co. Luxembourg Sarl (The) 144A
company guaranty sr. unsec. sub. notes
5.50%, 10/1/21
(Luxembourg)	88,000	91,410

Nielsen Finance, LLC/Nielsen Finance Co.
144A company guaranty sr. unsec. sub. notes
5.00%, 4/15/22	90,000	91,688

CORPORATE BONDS
AND NOTES (31.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5.875%, 3/15/25	$125,000	$130,938

Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5.625%, 2/15/24	83,000	86,320

Penn National Gaming, Inc. sr. unsec.
sub. notes 5.875%, 11/1/21	200,000	208,500

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.75%, 10/1/22	200,000	206,000

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.50%, 5/15/26	48,000	47,400

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.375%, 12/1/24	109,000	108,728

PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 3/1/26	155,000	153,838

Regal Entertainment Group sr. unsec.
sub. notes 5.75%, 2/1/25	40,000	40,550

Regal Entertainment Group sr. unsec.
sub. notes 5.75%, 6/15/23	153,000	155,678

Ritchie Bros Auctioneers, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 1/15/25
(Canada)	40,000	40,800

Rivers Pittsburgh Borrower LP/Rivers
Pittsburgh Finance Corp. 144A sr. notes
6.125%, 8/15/21	165,000	168,300

Sabre GLBL, Inc. 144A company guaranty
sr. notes 5.375%, 4/15/23	145,000	147,900

Scientific Games International, Inc. company
guaranty sr. unsec. notes 10.00%, 12/1/22	461,000	458,695

Scientific Games International, Inc. company
guaranty sr. unsec. sub. notes 6.25%, 9/1/20	45,000	38,250

Scientific Games International, Inc. 144A
company guaranty sr. notes 7.00%, 1/1/22	145,000	155,513

Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 8/1/24	313,000	320,043

Sirius XM Radio, Inc. 144A company guaranty
sr. unsec. sub. notes 6.00%, 7/15/24	105,000	109,856

Six Flags Entertainment Corp. 144A
company guaranty sr. unsec. unsub. notes
5.25%, 1/15/21	261,000	266,873

Spectrum Brands, Inc. company guaranty
sr. unsec. notes 5.75%, 7/15/25	95,000	98,563

Spectrum Brands, Inc. company guaranty
sr. unsec. sub. notes 6.625%, 11/15/22	15,000	15,919

Standard Industries, Inc. 144A sr. unsec.
notes 6.00%, 10/15/25	30,000	31,575

Standard Industries, Inc. 144A sr. unsec.
notes 5.375%, 11/15/24	201,000	206,528

Standard Industries, Inc./NJ 144A sr. unsec.
notes 5.125%, 2/15/21	20,000	20,850

SugarHouse HSP Gaming Prop. Mezz LP/
SugarHouse HSP Gaming Finance Corp.
144A sr. notes 6.375%, 6/1/21	169,000	168,578

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 5.25%, 4/15/21	300,000	307,500

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 3/1/24	70,000	70,175

12	Putnam VT Diversified Income Fund

CORPORATE BONDS
AND NOTES (31.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Tempur Sealy International, Inc. company
guaranty sr. unsec. unsub. bonds 5.50%,
6/15/26	$70,000	$70,350

Tribune Media Co. company guaranty
sr. unsec. notes 5.875%, 7/15/22	160,000	162,600

Wolverine World Wide, Inc. 144A company
guaranty sr. unsec. bonds 5.00%, 9/1/26	87,000	83,738

		11,150,493
Consumer staples (1.3%)
1011778 BC ULC/New Red Finance, Inc. 144A
company guaranty notes 6.00%, 4/1/22
(Canada)	340,000	355,300

Ashtead Capital, Inc. 144A company guaranty
notes 5.625%, 10/1/24	200,000	209,000

BlueLine Rental Finance Corp. 144A notes
7.00%, 2/1/19	113,000	110,175

CEC Entertainment, Inc. company guaranty
sr. unsec. sub. notes 8.00%, 2/15/22	104,000	106,080

Ceridian HCM Holding, Inc. 144A sr. unsec.
notes 11.00%, 3/15/21	395,000	405,863

Dean Foods Co. 144A company guaranty
sr. unsec. notes 6.50%, 3/15/23	135,000	142,088

JBS USA Lux SA/JBS USA Finance, Inc. 144A
sr. unsec. notes 8.25%, 2/1/20 (Brazil)	83,000	85,075

KFC Holding Co./Pizza Hut Holdings, LLC/
Taco Bell of America, LLC 144A company
guaranty sr. unsec. notes 5.25%, 6/1/26	115,000	116,725

KFC Holding Co./Pizza Hut Holdings, LLC/
Taco Bell of America, LLC 144A company
guaranty sr. unsec. notes 5.00%, 6/1/24	115,000	117,444

Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%,
11/1/26	90,000	89,044

Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%,
11/1/24	65,000	65,163

Landry’s, Inc. 144A sr. unsec. notes 6.75%,
10/15/24	80,000	81,200

Pilgrim’s Pride Corp. 144A company
guaranty sr. unsec. notes 5.75%, 3/15/25	80,000	79,800

Prestige Brands, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 12/15/21	145,000	150,075

Revlon Consumer Products Corp. company
guaranty sr. unsec. notes 6.25%, 8/1/24	62,000	63,550

Revlon Consumer Products Corp. company
guaranty sr. unsec. sub. notes 5.75%, 2/15/21	290,000	291,450

Rite Aid Corp. 144A company guaranty
sr. unsec. unsub. notes 6.125%, 4/1/23	218,000	234,350

Vander Intermediate Holding II Corp. 144A
sr. unsec. notes 9.75%, 2/1/19 ‡‡	38,362	27,237

WhiteWave Foods Co. (The) company
guaranty sr. unsec. notes 5.375%, 10/1/22	85,000	93,075

		2,822,694
Energy (6.3%)
Alta Mesa Holdings LP/Alta Mesa Finance
Services Corp. 144A company guaranty
sr. unsec. notes 7.875%, 12/15/24	90,000	93,150

Antero Resources Corp. company
guaranty sr. unsec. notes 5.625%, 6/1/23	70,000	71,663

Antero Resources Corp. company guaranty
sr. unsec. sub. notes 5.125%, 12/1/22	94,000	94,940

Antero Resources Finance Corp. company
guaranty sr. unsec. sub. notes 5.375%, 11/1/21	150,000	153,375

CORPORATE BONDS
AND NOTES (31.3%)* cont.	Principal amount	Value

Energy cont.
Baytex Energy Corp. 144A company
guaranty sr. unsec. sub. notes 5.625%, 6/1/24
(Canada)	$96,000	$84,720

Baytex Energy Corp. 144A company
guaranty sr. unsec. sub. notes 5.125%, 6/1/21
(Canada)	18,000	16,245

California Resources Corp. 144A company
guaranty notes 8.00%, 12/15/22	268,000	238,520

CHC Helicopter SA company guaranty
sr. notes 9.25%, 10/15/20 (Canada)
(In default) †	90,000	42,750

Cheniere Corpus Christi Holdings, LLC 144A
company guaranty sr. notes 5.875%, 3/31/25	150,000	153,047

Chesapeake Energy Corp. 144A company
guaranty notes 8.00%, 12/15/22	143,000	154,261

Chesapeake Energy Corp. 144A company
guaranty sr. unsec. notes 8.00%, 1/15/25	25,000	25,500

Concho Resources, Inc. company
guaranty sr. unsec. notes 5.50%, 4/1/23	256,000	264,640

Concho Resources, Inc. company
guaranty sr. unsec. notes 4.375%, 1/15/25	65,000	64,871

Concho Resources, Inc. company guaranty
sr. unsec. unsub. notes 5.50%, 10/1/22	28,000	29,015

Continental Resources, Inc. company
guaranty sr. unsec. notes 3.80%, 6/1/24	95,000	87,638

Denbury Resources, Inc. company guaranty
sr. unsec. sub. notes 6.375%, 8/15/21	32,000	28,800

Denbury Resources, Inc. 144A company
guaranty notes 9.00%, 5/15/21	63,000	68,198

Diamondback Energy, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 5/31/25	130,000	130,741

Diamondback Energy, Inc. 144A company
guaranty sr. unsec. notes 4.75%, 11/1/24	50,000	49,000

Endeavor Energy Resources LP/EER
Finance, Inc. 144A sr. unsec. notes 8.125%,
9/15/23	105,000	112,088

EP Energy, LLC/Everest Acquisition
Finance, Inc. company guaranty sr. unsec.
sub. notes 9.375%, 5/1/20	334,000	307,280

EP Energy, LLC/Everest Acquisition
Finance, Inc. 144A company guaranty
sr. notes 8.00%, 11/29/24	82,000	88,125

Gazprom OAO Via Gaz Capital SA 144A sr.
unsec. unsub. notes 9.25%, 4/23/19 (Russia)	217,000	246,566

Halcon Resources Corp. 144A company
guaranty notes 8.625%, 2/1/20	130,000	135,525

Hess Corp. sr. unsec. unsub. notes
7.30%, 8/15/31	80,000	93,177

Holly Energy Partners LP/Holly Energy
Finance Corp. 144A company guaranty
sr. unsec. notes 6.00%, 8/1/24	152,000	158,460

Laredo Petroleum, Inc. company
guaranty sr. unsec. notes 7.375%, 5/1/22	167,000	173,054

Laredo Petroleum, Inc. company guaranty
sr. unsec. sub. notes 5.625%, 1/15/22	105,000	105,788

Lukoil International Finance BV 144A
company guaranty sr. unsec. unsub. bonds
6.656%, 6/7/22 (Russia)	430,000	478,375

Newfield Exploration Co. sr. unsec.
unsub. notes 5.75%, 1/30/22	100,000	105,000

Newfield Exploration Co. sr. unsec.
unsub. notes 5.375%, 1/1/26	95,000	96,862

Putnam VT Diversified Income Fund	13

CORPORATE BONDS
AND NOTES (31.3%)* cont.	Principal amount	Value

Energy cont.
Oasis Petroleum, Inc. company guaranty
sr. unsec. sub. notes 6.875%, 1/15/23	$110,000	$112,750

Oasis Petroleum, Inc. company guaranty
sr. unsec. unsub. notes 6.875%, 3/15/22	155,000	158,875

Parsley Energy, LLC/Parsley Finance Corp.
144A company guaranty sr. unsec. sub. notes
5.375%, 1/15/25	45,000	45,153

Pertamina Persero PT 144A sr. unsec.
unsub. notes 4.875%, 5/3/22 (Indonesia)	200,000	205,425

Pertamina Persero PT 144A sr. unsec.
unsub. notes 4.30%, 5/20/23 (Indonesia)	285,000	283,458

Petrobras Global Finance BV company
guaranty sr. unsec. unsub. bonds 5.625%,
5/20/43 (Brazil)	156,000	115,315

Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 8.75%,
5/23/26 (Brazil)	763,000	823,086

Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 6.25%,
3/17/24 (Brazil)	1,607,000	1,542,720

Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 4.875%,
3/17/20 (Brazil)	605,000	598,164

Petroleos de Venezuela SA company
guaranty sr. unsec. bonds Ser. REGS, 6.00%,
11/15/26 (Venezuela)	688,000	264,880

Petroleos de Venezuela SA company
guaranty sr. unsec. unsub. notes 5.375%,
4/12/27 (Venezuela)	1,065,000	405,765

Petroleos de Venezuela SA 144A company
guaranty sr. unsec. notes 6.00%, 11/15/26
(Venezuela)	760,000	292,600

Petroleos Mexicanos company guaranty sr.
unsec. unsub. bonds 6.625%, 6/15/35 (Mexico)	380,000	374,300

Petroleos Mexicanos company guaranty sr.
unsec. unsub. bonds 5.625%, 1/23/46 (Mexico)	475,000	394,250

Petroleos Mexicanos company guaranty sr.
unsec. unsub. notes 4.50%, 1/23/26 (Mexico)	1,875,000	1,708,085

Precision Drilling Corp. company guaranty
sr. unsec. notes 5.25%, 11/15/24 (Canada)	6,000	5,610

Precision Drilling Corp. 144A company
guaranty sr. unsec. notes 7.75%, 12/15/23
(Canada)	45,000	47,475

Range Resources Corp. 144A company
guaranty sr. unsec. sub. notes 5.75%, 6/1/21	160,000	167,600

Rose Rock Midstream LP/Rose Rock Finance
Corp. company guaranty sr. unsec. sub. notes
5.625%, 11/15/23	76,000	74,100

Rose Rock Midstream LP/Rose Rock Finance
Corp. company guaranty sr. unsec. sub. notes
5.625%, 7/15/22	26,000	25,545

Sabine Pass Liquefaction, LLC sr. notes 6.25%,
3/15/22	100,000	109,375

Sabine Pass Liquefaction, LLC sr. notes 5.75%,
5/15/24	230,000	246,675

Sabine Pass Liquefaction, LLC sr. notes 5.625%,
4/15/23	100,000	106,250

Sabine Pass Liquefaction, LLC 144A
sr. bonds 5.00%, 3/15/27	100,000	100,875

Samson Investment Co. company guaranty
sr. unsec. notes 9.75%, 2/15/20 (In default) †	535,000	28,088

CORPORATE BONDS
AND NOTES (31.3%)* cont.	Principal amount	Value

Energy cont.
SandRidge Energy, Inc. escrow company
guaranty notes 8.75%, 6/1/20 F	$149,000	$298

Seven Generations Energy, Ltd. 144A sr.
unsec. sub. notes 8.25%, 5/15/20 (Canada)	133,000	140,980

Seventy Seven Energy, Inc. escrow sr. unsec.
notes 6.50%, 7/15/22 F	20,000	2

SM Energy Co. sr. unsec. notes 6.50%,
11/15/21	107,000	109,140

SM Energy Co. sr. unsec. sub. notes 5.00%,
1/15/24	81,000	76,343

SM Energy Co. sr. unsec. unsub. notes 6.50%,
1/1/23	43,000	43,753

SM Energy Co. sr. unsec. unsub. notes 6.125%,
11/15/22	180,000	182,250

Targa Resources Partners LP/Targa Resources
Partners Finance Corp. 144A company
guaranty sr. unsec. bonds 5.375%, 2/1/27	80,000	79,200

Targa Resources Partners LP/Targa Resources
Partners Finance Corp. 144A company
guaranty sr. unsec. notes 5.125%, 2/1/25	40,000	39,700

Tervita Corp. 144A sr. unsec. notes 10.875%,
2/15/18 (Canada) (In default) †	45,000	900

Tesoro Logistics LP/Tesoro Logistics
Finance Corp. company guaranty sr. unsec.
notes 5.25%, 1/15/25	45,000	45,956

Triangle USA Petroleum Corp. 144A
company guaranty sr. unsec. notes 6.75%,
7/15/22 (In default) †	30,000	9,000

Whiting Petroleum Corp. company guaranty
sr. unsec. sub. notes 6.50%, 10/1/18	100,000	99,500

Williams Partners LP/ACMP Finance Corp.
company guaranty sr. unsec. unsub. notes
6.125%, 7/15/22	165,000	170,186

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	39,000	43,583

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	164,000	176,300

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%,
1/15/22	172,000	176,300

		13,581,184
Financials (4.2%)
Alliance Data Systems Corp. 144A company
guaranty sr. unsec. notes 5.375%, 8/1/22	150,000	144,750

Ally Financial, Inc. company guaranty
sr. unsec. notes 8.00%, 11/1/31	313,000	363,055

Ally Financial, Inc. sub. unsec. notes 5.75%,
11/20/25	85,000	84,788

American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58	72,000	91,080

Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity	50,000	50,563

Bank of America Corp. jr. unsec. sub. FRN
Ser. Z, 6.50%, perpetual maturity	80,000	83,600

CBRE Services, Inc. company guaranty
sr. unsec. notes 5.25%, 3/15/25	75,000	77,337

CIT Group, Inc. sr. unsec. sub. notes 5.00%,
8/1/23	125,000	128,750

CIT Group, Inc. sr. unsec. unsub. notes
5.375%, 5/15/20	175,000	185,938

CIT Group, Inc. sr. unsec. unsub. notes 5.00%,
8/15/22	325,000	338,813

CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25	174,000	173,783

14	Putnam VT Diversified Income Fund

CORPORATE BONDS
AND NOTES (31.3%)* cont.	Principal amount		Value

Financials cont.
Credit Acceptance Corp. company
guaranty sr. unsec. notes 6.125%, 2/15/21		$134,000	$135,340

DFC Finance Corp. 144A company
guaranty sr. notes 10.50%, 6/15/20		100,000	55,500

Dresdner Funding Trust I jr. unsec.
sub. notes 8.151%, 6/30/31		250,000	289,688

ESH Hospitality, Inc. 144A company
guaranty sr. unsec. notes 5.25%, 5/1/25 R		80,000	79,600

Hub Holdings, LLC/Hub Holdings Finance, Inc.
144A sr. unsec. sub. notes 8.125%, 7/15/19 ‡‡		53,000	52,868

HUB International, Ltd. 144A sr. unsec.
notes 7.875%, 10/1/21		220,000	232,410

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.00%, 8/1/20		235,000	239,994

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 5.875%, 2/1/22		195,000	193,538

iStar, Inc. sr. unsec. notes 5.00%, 7/1/19 R		10,000	10,038

Lloyds Banking Group PLC 144A jr. unsec. sub.
FRN 6.657%, perpetual maturity (United
Kingdom)		125,000	134,375

Nationstar Mortgage, LLC/Nationstar Capital
Corp. company guaranty sr. unsec. unsub.
notes 7.875%, 10/1/20		100,000	103,500

Nationstar Mortgage, LLC/Nationstar Capital
Corp. company guaranty sr. unsec. unsub.
notes 6.50%, 7/1/21		270,000	273,375

OneMain Financial Holdings, LLC 144A
company guaranty sr. unsec. sub. notes
6.75%, 12/15/19		64,000	66,720

OneMain Financial Holdings, LLC 144A
company guaranty sr. unsec. unsub. notes
7.25%, 12/15/21		83,000	86,528

Provident Funding Associates LP/
PFG Finance Corp. 144A company guaranty
sr. unsec. notes 6.75%, 6/15/21		245,000	246,531

Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 7.50%, perpetual maturity
(United Kingdom)		200,000	189,500

Russian Agricultural Bank OJSC Via RSHB
Capital SA 144A sr. unsec. unsub. notes
7.75%, 5/29/18 (Russia)		900,000	953,874

Sberbank of Russia Via SB Capital SA 144A
sr. unsec. notes 6.125%, 2/7/22 (Russia)		250,000	271,250

Springleaf Finance Corp. company guaranty
sr. unsec. unsub. notes 8.25%, 12/15/20		50,000	54,375

Springleaf Finance Corp. sr. unsec.
unsub. notes 5.25%, 12/15/19		46,000	46,345

TMX Finance, LLC/TitleMax Finance Corp.
144A company guaranty sr. notes 8.50%,
9/15/18		25,000	21,813

TRI Pointe Group, Inc./TRI Pointe
Homes, Inc. company guaranty sr. unsec.
unsub. notes 5.875%, 6/15/24		131,000	134,930

UBS AG/Jersey jr. unsec. sub. FRN
Ser. EMTN, 7.152%, perpetual maturity
(Jersey)	EUR	200,000	221,596

USI, Inc./NY 144A sr. unsec. notes
7.75%, 1/15/21		$198,000	201,960

Vnesheconombank Via VEB Finance PLC
144A sr. unsec. unsub. notes 6.80%,
11/22/25 (Russia)		255,000	271,740

CORPORATE BONDS
AND NOTES (31.3%)* cont.	Principal amount	Value

Financials cont.
VTB Bank OJSC Via VTB Capital SA 144A
sr. unsec. notes 6.875%, 5/29/18 (Russia)	$1,548,000	$1,625,957

VTB Bank OJSC Via VTB Capital SA 144A
unsec. sub. bonds 6.95%, 10/17/22 (Russia)	700,000	752,500

VTB Bank PJSC via VTB Eurasia DAC 144A
unsec. sub. FRN 9.50%, perpetual maturity
(Russia)	300,000	321,000

		8,989,302
Health care (2.4%)
Acadia Healthcare Co., Inc. company
guaranty sr. unsec. sub. notes 6.125%, 3/15/21	225,000	232,031

Acadia Healthcare Co., Inc. company
guaranty sr. unsec. sub. notes 5.125%, 7/1/22	85,000	84,469

AMAG Pharmaceuticals, Inc. 144A company
guaranty sr. unsec. notes 7.875%, 9/1/23	176,000	176,000

Centene Corp. sr. unsec. unsub. notes
6.125%, 2/15/24	155,000	163,331

Centene Corp. sr. unsec. unsub. notes
5.625%, 2/15/21	50,000	52,570

Centene Corp. sr. unsec. unsub. notes
4.75%, 1/15/25	34,000	33,193

Centene Corp. sr. unsec. unsub. notes 4.75%,
5/15/22	135,000	136,350

CHS/Community Health Systems, Inc.
company guaranty sr. unsec. notes 6.875%,
2/1/22	247,000	171,665

Concordia International Corp. 144A company
guaranty sr. unsec. notes 7.00%, 4/15/23
(Canada)	120,000	38,400

Concordia International Corp. 144A
sr. notes 9.00%, 4/1/22 (Canada)	25,000	21,125

DPx Holdings BV 144A sr. unsec. sub. notes
7.50%, 2/1/22 (Netherlands)	132,000	139,590

Endo Finance, LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. unsub. notes
5.375%, 1/15/23	158,000	134,300

Endo Limited/Endo Finance LLC/Endo
Finco, Inc. 144A company guaranty sr. unsec.
unsub. notes 6.00%, 7/15/23 (Ireland)	200,000	175,250

Halyard Health, Inc. company guaranty
sr. unsec. unsub. notes 6.25%, 10/15/22	156,000	160,680

HCA, Inc. company guaranty sr. bonds 5.25%,
6/15/26	130,000	134,388

HCA, Inc. company guaranty sr. notes 6.50%,
2/15/20	227,000	247,998

HCA, Inc. company guaranty sr. unsec.
unsub. notes 7.50%, 2/15/22	74,000	83,990

HCA, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 2/1/25	50,000	50,125

Jaguar Holding Co. II/Pharmaceutical
Product Development, LLC 144A company
guaranty sr. unsec. notes 6.375%, 8/1/23	150,000	160,500

Kinetic Concepts, Inc./KCI USA, Inc. 144A
notes 9.625%, 10/1/21	65,000	68,738

Mallinckrodt International Finance
SA/Mallinckrodt CB, LLC 144A company
guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	132,000	118,140

MEDNAX, Inc. 144A company guaranty
sr. unsec. unsub. notes 5.25%, 12/1/23	60,000	61,800

Molina Healthcare, Inc. company guaranty
sr. unsec. notes 5.375%, 11/15/22	105,000	106,575

Putnam VT Diversified Income Fund	15

CORPORATE BONDS
AND NOTES (31.3%)* cont.	Principal amount	Value

Health care cont.
Omega Healthcare Investors, Inc. company
guaranty sr. unsec. unsub. notes 4.95%,
4/1/24 R	$135,000	$136,793

Ortho-Clinical Diagnostics, Inc./Ortho-
Clinical Diagnostics SA 144A sr. unsec. notes
6.625%, 5/15/22	245,000	217,438

Service Corp. International/US sr. unsec.
notes 5.375%, 1/15/22	203,000	211,120

Service Corp. International/US sr. unsec.
unsub. notes 5.375%, 5/15/24	478,000	498,315

Sterigenics-Nordion Holdings, LLC 144A
sr. unsec. notes 6.50%, 5/15/23	90,000	91,575

Tenet Healthcare Corp. company guaranty
sr. FRN 4.463%, 6/15/20	155,000	156,163

Tenet Healthcare Corp. company guaranty
sr. notes 6.25%, 11/1/18	342,000	361,665

Tenet Healthcare Corp. company guaranty
sr. notes 4.75%, 6/1/20	35,000	35,350

Tenet Healthcare Corp. company guaranty
sr. sub. notes 6.00%, 10/1/20	164,000	171,790

Valeant Pharmaceuticals International, Inc.
144A company guaranty sr. unsec. notes
6.125%, 4/15/25	150,000	112,688

Valeant Pharmaceuticals International, Inc.
144A company guaranty sr. unsec. notes
5.875%, 5/15/23	289,000	218,195

Valeant Pharmaceuticals International, Inc.
144A company guaranty sr. unsec. notes
5.50%, 3/1/23	80,000	60,000

Valeant Pharmaceuticals International, Inc.
144A company guaranty sr. unsec. notes
5.375%, 3/15/20	114,000	96,330

		5,118,630
Technology (1.6%)
Avaya, Inc. 144A company guaranty notes
10.50%, 3/1/21	74,000	31,820

Avaya, Inc. 144A company guaranty sr. notes
7.00%, 4/1/19	463,000	405,125

Black Knight InfoServ, LLC/Black Knight
Lending Solutions, Inc. company guaranty
sr. unsec. notes 5.75%, 4/15/23	157,000	163,869

CommScope Technologies Finance, LLC
144A sr. unsec. notes 6.00%, 6/15/25	217,000	230,020

Diamond 1 Finance Corp./Diamond 2
Finance Corp. 144A company guaranty
sr. unsec. notes 7.125%, 6/15/24	371,000	411,876

First Data Corp. 144A company guaranty
sr. unsec. unsub. notes 7.00%, 12/1/23	180,000	191,700

First Data Corp. 144A notes 5.75%, 1/15/24	170,000	175,420

First Data Corp. 144A sr. notes 5.375%, 8/15/23	150,000	155,625

Inception Merger Sub, Inc./Rackspace
Hosting, Inc. 144A sr. unsec. notes 8.625%,
11/15/24	156,000	165,118

Infor Software Parent LLC/Infor Software
Parent, Inc. 144A company guaranty sr. unsec.
notes 7.125%, 5/1/21 ‡‡	264,000	271,920

Infor US, Inc. company guaranty sr. unsec.
notes 6.50%, 5/15/22	188,000	195,990

Infor US, Inc. 144A company
guaranty sr. notes 5.75%, 8/15/20	51,000	53,423

CORPORATE BONDS
AND NOTES (31.3%)* cont.	Principal amount		Value

Technology cont.
Iron Mountain, Inc. company guaranty
sr. unsec. notes 6.00%, 8/15/23 R		$210,000	$223,125

Micron Technology, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 2/15/22		181,000	188,693

Solera, LLC / Solera Finance, Inc. 144A
sr. unsec. notes 10.50%, 3/1/24		125,000	140,625

Techem Energy Metering Service
GmbH & Co. KG 144A company guaranty
sr. unsec. sub. notes 7.875%, 10/1/20
(Germany)	EUR	230,000	251,876

Zebra Technologies Corp. sr. unsec.
unsub. bonds 7.25%, 10/15/22		$213,000	231,638

			3,487,863
Transportation (0.2%)
Air Medical Merger Sub Corp. 144A sr. unsec.
notes 6.375%, 5/15/23		190,000	182,400

Watco Cos., LLC/Watco Finance Corp. 144A
company guaranty sr. unsec. notes
6.375%, 4/1/23		332,000	343,620

			526,020
Utilities and power (1.5%)
AES Corp./Virginia (The) sr. unsec. notes
5.50%, 4/15/25		280,000	278,600

AES Corp./Virginia (The) sr. unsec. notes
4.875%, 5/15/23		85,000	84,150

AES Corp./Virginia (The) sr. unsec.
unsub. notes 7.375%, 7/1/21		180,000	200,700

Boardwalk Pipelines LP company guaranty
sr. unsec. unsub. bonds 5.95%, 6/1/26		50,000	54,342

Calpine Corp. sr. unsec. sub. notes
5.75%, 1/15/25		335,000	323,275

Calpine Corp. 144A company guaranty
sr. notes 6.00%, 1/15/22		50,000	52,250

Calpine Corp. 144A company guaranty
sr. sub. notes 5.875%, 1/15/24		40,000	41,900

Colorado Interstate Gas Co., LLC company
guaranty sr. unsec. notes 6.85%, 6/15/37		290,000	307,807

Dynegy, Inc. company guaranty sr. unsec.
notes 7.375%, 11/1/22		20,000	19,100

Dynegy, Inc. company guaranty sr. unsec.
notes 6.75%, 11/1/19		358,000	364,265

Dynegy, Inc. company guaranty sr. unsec.
unsub. notes 7.625%, 11/1/24		70,000	64,575

Energy Transfer Equity LP company
guaranty sr. notes 7.50%, 10/15/20		221,000	246,415

Energy Transfer Equity LP sr. sub. notes
5.875%, 1/15/24		280,000	289,100

GenOn Energy, Inc. sr. unsec. sub. notes
9.875%, 10/15/20		195,000	133,088

NRG Energy, Inc. company guaranty sr. unsec.
sub. notes 7.875%, 5/15/21		93,000	96,953

NRG Energy, Inc. 144A company guaranty
sr. unsec. bonds 6.625%, 1/15/27		148,000	139,860

NRG Energy, Inc. 144A company guaranty
sr. unsec. notes 7.25%, 5/15/26		80,000	79,600

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5.50%, 4/15/23		155,000	160,038

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 4.50%, 11/1/23		69,000	70,016

16	Putnam VT Diversified Income Fund

CORPORATE BONDS
AND NOTES (31.3%)* cont.	Principal amount		Value

Utilities and power cont.
Southern Star Central Corp. 144A sr. unsec.
notes 5.125%, 7/15/22		$199,000	$201,488

Texas Competitive Electric Holdings Co.,
LLC/TCEH Finance, Inc. escrow company
guaranty sr. notes 11.50%, 10/1/20		119,000	1,190

			3,208,712

Total corporate bonds and notes (cost $68,617,868)			$67,806,344

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (7.3%)*	Principal amount		Value

Argentina (Republic of) 144A sr. unsec.
bonds 7.125%, 7/6/36 (Argentina)		$435,000	$415,384

Argentina (Republic of) 144A sr. unsec.
notes 7.50%, 4/22/26 (Argentina)		1,192,000	1,248,705

Brazil (Federal Republic of) sr. unsec.
unsub. notes 10.00%, 1/1/17 (Brazil) (units)	BRL	2,500	805,611

Buenos Aires (Province of) 144A sr. unsec.
notes 9.125%, 3/16/24 (Argentina)		$430,000	467,356

Buenos Aires (Province of) 144A sr. unsec.
unsub. notes 10.875%, 1/26/21 (Argentina)		2,075,000	2,376,290

Costa Rica (Republic of) 144A sr. unsec.
unsub. notes 7.00%, 4/4/44 (Costa Rica)		200,000	182,718

Croatia (Republic of) 144A sr. unsec.
unsub. notes 6.375%, 3/24/21 (Croatia)		360,000	391,500

Croatia (Republic of) 144A sr. unsec.
unsub. notes 6.00%, 1/26/24 (Croatia)		400,000	434,000

Egypt (Government of) 144A sr. unsec.
notes 5.875%, 6/11/25 (Egypt)		555,000	503,463

Hellenic (Republic of) sr. unsec. notes
3.375%, 7/17/17 (Greece)	EUR	593,000	612,948

Hellenic (Republic of) sr. unsec.
unsub. bonds 4.75%, 4/17/19 (Greece)	EUR	410,000	403,840

Hellenic (Republic of) sr. unsec.
unsub. bonds Ser. PSI, 3.00%,
2/24/40 (Greece)	EUR	16,000	10,361

Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/34 (Greece) ††	EUR	47,000	32,181

Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/32 (Greece) ††	EUR	674,000	476,903

Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/30 (Greece) ††	EUR	940,933	689,181

Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/29 (Greece) ††	EUR	1,535,267	1,146,477

Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	585,533	449,987

Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/27 (Greece) ††	EUR	65,000	51,771

Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	173,000	140,650

Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/25 (Greece) ††	EUR	1,278,753	1,050,723

Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/24 (Greece) ††	EUR	224,000	187,270

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (7.3%)* cont.		Principal amount	Value

Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	1,019,192	$867,605

Indonesia (Republic of) 144A sr. unsec.
notes 4.75%, 1/8/26 (Indonesia)		$300,000	309,750

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6.625%, 2/17/37 (Indonesia)		575,000	664,844

Indonesia (Republic of) 144A sr. unsec.
unsub. notes 5.95%, 1/8/46 (Indonesia)		300,000	330,750

Mexico (Republic of) sr. unsec. notes 5.75%,
10/12/10 (Mexico)		220,000	204,353

Russia (Federation of) 144A sr. unsec.
notes 4.50%, 4/4/22 (Russia)		235,000	244,400

Russia (Federation of) 144A sr. unsec.
unsub. bonds 12.75%, 6/24/28 (Russia)		354,000	600,030

Russia (Federation of) 144A sr. unsec.
unsub. bonds 5.625%, 4/4/42 (Russia)		200,000	215,000

Ukraine (Government of) 144A unsec. FRN
Ser. GDP, zero %, 5/31/40 (Ukraine)		361,000	108,618

Ukraine (Government of) 144A unsec. notes
7.75%, 9/1/27 (Ukraine)		176,000	163,437

Venezuela (Bolivarian Republic of) sr. unsec.
bonds 7.00%, 3/31/38 (Venezuela)		265,000	113,950

Total foreign government and agency bonds
and notes (cost $16,219,783)			$15,900,056

SENIOR LOANS (1.8%)* [c]	Principal amount	Value

Academy, Ltd. bank term loan FRN Ser. B,
5.00%, 7/2/22	$213,947	$197,366

Asurion, LLC bank term loan FRN 8.50%,
3/3/21	140,000	141,680

Avaya, Inc. bank term loan FRN Ser. B6, 6.50%,
3/31/18	140,056	121,674

Avaya, Inc. bank term loan FRN Ser. B7, 6.25%,
5/29/20	214,235	185,314

Caesars Entertainment Operating Co., Inc.
bank term loan FRN Ser. B6, 11.25%,
3/1/17 (In default) †	264,788	291,929

Caesars Growth Properties Holdings, LLC
bank term loan FRN 6.25%, 5/8/21	328,018	330,376

Casella Waste Systems, Inc. bank term loan
FRN Ser. B, 4.00%, 10/17/23	360,000	363,150

Chesapeake Energy Corp. bank term loan
FRN 8.50%, 8/23/21	235,000	255,465

Cortes NP Intermediate Holding II Corp. bank
term loan FRN Ser. B, 6.00%, 11/30/23	65,000	65,433

CPG International, Inc. bank term loan FRN
Ser. B, 4.75%, 9/30/20	33,896	34,129

DPx Holdings BV bank term loan FRN Ser. B,
4.25%, 3/11/21	121,875	122,586

EP Energy, LLC bank term loan FRN 9.75%,
6/30/21	6,000	6,263

First Data Corp. bank term loan FRN 3.524%,
3/24/21	98,971	99,898

Gates Global, LLC/Gates Global Co. bank term
loan FRN 4.25%, 7/6/21	79,710	79,697

Getty Images, Inc. bank term loan FRN Ser. B,
4.75%, 10/18/19	222,470	193,827

iHeartCommunications, Inc. bank term loan
FRN Ser. D, 7.356%, 1/30/19	319,000	258,656

Krono’s, Inc. bank term loan FRN 9.25%, 11/1/24	80,000	82,288

Krono’s, Inc. bank term loan FRN 5.00%, 11/1/23	45,000	45,366

Putnam VT Diversified Income Fund	17

SENIOR LOANS (1.8%)* [c] cont.	Principal amount	Value

MEG Energy Corp. bank term loan FRN Ser. B,
3.75%, 3/31/20	$234,383	$226,034

Navistar, Inc. bank term loan FRN Ser. B,
6.50%, 8/7/20	148,500	150,319

Neiman Marcus Group, Ltd., Inc. bank term
loan FRN 4.25%, 10/25/20	173,383	150,685

Ortho-Clinical Diagnostics, Inc. bank term
loan FRN Ser. B, 4.75%, 6/30/21	78,000	77,293

Revlon Consumer Products Corp. bank term
loan FRN Ser. B, 4.25%, 9/7/23	159,600	160,957

Solenis International LP bank term loan FRN
7.75%, 7/31/22	31,000	30,419

Talbots, Inc. (The) bank term loan FRN 9.50%,
3/19/21	54,964	49,880

Talbots, Inc. (The) bank term loan FRN 5.50%,
3/19/20	108,028	104,877

Valeant Pharmaceuticals International, Inc.
bank term loan FRN Ser. E, 5.25%, 8/5/20	115,122	114,752

Total senior loans (cost $4,047,511)		$3,940,313

PURCHASED OPTIONS	Expiration	Contract
OUTSTANDING (0.5%)*	date/strike price	amount	Value

Federal National Mortgage
Association 30 yr 3.00%
TBA commitments (Call)	Jan-17/$99.46	$50,000,000	$191,000

Federal National Mortgage
Association 30 yr 2.50%
TBA commitments (Call)	Jan-17/95.39	3,000,000	9,150

Federal National Mortgage
Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/100.77	3,750,000	206,812

Federal National Mortgage
Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/100.58	3,750,000	199,763

Federal National Mortgage
Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/100.02	3,750,000	178,688

Federal National Mortgage
Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.83	3,750,000	171,638

USD/JPY (Call)	May-17/JPY118.00	4,325,900	108,407

Total purchased options outstanding (cost $637,753)		$1,065,458

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.4019/3 month USD-LIBOR-BBA/
Jan-19	Jan-17/1.4019	$19,895,600	$2,586

Citibank, N.A.
2.226/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.226	9,947,800	28,650

2.11875/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.11875	9,947,800	5,372

Credit Suisse International
1.95275/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/1.95275	9,947,800	298

Goldman Sachs International
2.462/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.462	14,921,700	218,155

2.4775/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.4775	9,947,800	163,144

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)* cont.
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International cont.
2.2125/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.2125	$9,947,800	$21,686

1.1735/3 month USD-LIBOR-BBA/
Jan-18	Jan-17/1.1735	39,791,200	1,990

JPMorgan Chase Bank N. A.
2.2095/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.2095	9,947,800	24,372

Total purchased swap options outstanding (cost $429,844)			$466,253

COMMON STOCKS (0.2%)*	Shares	Value

Halcon Resources Corp. †	11,413	$106,597

Milagro Oil & Gas, Inc. (Units) F	98	7,938

SandRidge Energy, Inc. †	1,427	33,606

Texas Competitive Electric Holdings Co., Inc.
(Rights) F	10,368	13,478

Tribune Media Co. Class 1C F	55,356	13,839

Vistra Energy Corp.	10,368	160,705

Total common stocks (cost $466,820)		$336,163

PREFERRED STOCKS (0.1%)*	Shares	Value

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP	6,980	$177,292

Total preferred stocks (cost $175,813)		$177,292

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

Navistar International Corp. cv. sr. unsec.
sub. bonds 4.50%, 10/15/18	$64,000	$63,080

SandRidge Energy, Inc. cv. company
guaranty sr. unsec. sub. notes zero %, 10/4/20	33,659	41,926

Total convertible bonds and notes (cost $88,343)		$105,006

	Expiration
WARRANTS (—%)* †	date	Strike price	Warrants	Value

Halcon Resources Corp.	9/9/20	$14.04	3,100	$7,130

Seventy Seven Energy, Inc.	8/1/21	23.82	172	3,526

Total warrants (cost $688)				$10,656

		Principal amount/
SHORT-TERM INVESTMENTS (10.3%)*		shares	Value

Putnam Short Term Investment Fund
0.69% L	Shares	6,506,207	$6,506,207

State Street Institutional U. S. Government
Money Market Fund, Premier Class 0.42% P	Shares	140,000	140,000

U.S. Treasury Bills 0.439%, 2/16/17 ∆ §		$1,862,000	1,860,998

U.S. Treasury Bills 0.446%, 2/9/17 ∆ §		3,092,000	3,090,578

U.S. Treasury Bills 0.472%, 2/2/17 ∆		180,000	179,937

U.S. Treasury Bills 0.387%, 1/26/17 ∆ §		4,962,000	4,960,665

U.S. Treasury Bills 0.387%, 1/19/17 ∆ §		530,000	529,902

U.S. Treasury Bills 0.467%, 1/12/17 ∆ §		4,954,000	4,953,505

Total short-term investments (cost $22,221,520)			$22,221,792

Total investments (cost $300,058,365)			$298,151,838

18	Putnam VT Diversified Income Fund

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD / $	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
bp	Basis Points
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income.
The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or deliv-
ered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through December 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $216,709,630.

†This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡Income may be received in cash or additional securities at the discretion of the issuer.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $103,289,473 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	87.5%	Canada	1.0%

Greece	2.1	Indonesia	0.7

Russia	2.0	Luxembourg	0.5

Argentina	1.5	Other	2.4

Brazil	1.3	Total	100.0%

Mexico	1.0

Putnam VT Diversified Income Fund	19

FORWARD CURRENCY CONTRACTS at 12/31/16 (aggregate face value $77,248,138)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N. A.

	Australian Dollar	Buy	1/18/17	$412,919	$433,546	$(20,627)

	British Pound	Sell	3/16/17	376,420	382,273	5,853

	Canadian Dollar	Buy	1/18/17	1,014,832	1,004,278	10,554

	Chinese Yuan (Offshore)	Sell	2/16/17	2,110,873	2,153,129	42,256

	Euro	Sell	3/16/17	1,109,200	1,122,086	12,886

	Hong Kong Dollar	Sell	2/16/17	1,145,592	1,146,338	746

	Japanese Yen	Buy	2/16/17	1,100,114	1,091,985	8,129

	Japanese Yen	Sell	2/16/17	1,083,993	1,161,986	77,993

	New Zealand Dollar	Sell	1/18/17	339,276	313,113	(26,163)

	Norwegian Krone	Sell	3/16/17	648,672	667,779	19,107

	Swedish Krona	Buy	3/16/17	75,535	74,970	565

Barclays Bank PLC

	Australian Dollar	Sell	1/18/17	428,068	410,775	(17,293)

	British Pound	Sell	3/16/17	851,359	875,641	24,282

	Canadian Dollar	Buy	1/18/17	529,950	556,046	(26,096)

	Euro	Sell	3/16/17	1,494,040	1,469,612	(24,428)

	Japanese Yen	Sell	2/16/17	309,079	344,959	35,880

	New Zealand Dollar	Sell	1/18/17	1,081,572	1,079,565	(2,007)

	Swiss Franc	Buy	3/16/17	32,847	33,162	(315)

Citibank, N.A.

	Australian Dollar	Buy	1/18/17	322,096	339,989	(17,893)

	Brazilian Real	Buy	1/3/17	782,438	753,432	29,006

	Brazilian Real	Sell	1/3/17	782,438	760,734	(21,704)

	Brazilian Real	Sell	4/3/17	763,561	735,310	(28,251)

	British Pound	Sell	3/16/17	656,790	674,592	17,802

	Canadian Dollar	Buy	1/18/17	603,178	607,557	(4,379)

	Chinese Yuan (Offshore)	Sell	2/16/17	1,049,600	1,076,879	27,279

	Euro	Sell	3/16/17	2,003,005	1,998,620	(4,385)

	Japanese Yen	Sell	2/16/17	1,047,578	1,079,479	31,901

	Mexican Peso	Buy	1/18/17	280,495	281,043	(548)

	New Zealand Dollar	Sell	1/18/17	1,078,239	1,083,049	4,810

	South African Rand	Buy	1/18/17	7,336	7,316	20

Credit Suisse International

	Canadian Dollar	Buy	1/18/17	2,140,212	2,156,616	(16,404)

	Canadian Dollar	Sell	1/18/17	2,150,716	2,151,401	685

	Hong Kong Dollar	Sell	2/16/17	925,427	925,896	469

	Swedish Krona	Buy	3/16/17	1,099,061	1,090,808	8,253

Goldman Sachs International

	Australian Dollar	Sell	1/18/17	191,166	143,544	(47,622)

	British Pound	Sell	3/16/17	541,852	556,942	15,090

	Canadian Dollar	Buy	1/18/17	454,115	462,651	(8,536)

	Euro	Sell	3/16/17	746,861	722,520	(24,341)

	Japanese Yen	Sell	2/16/17	1,144,866	1,307,014	162,148

	New Taiwan Dollar	Sell	2/16/17	1,065,274	1,076,285	11,011

	New Zealand Dollar	Sell	1/18/17	1,641,801	1,709,821	68,020

	Norwegian Krone	Buy	3/16/17	1,093,737	1,085,678	8,059

	Norwegian Krone	Sell	3/16/17	1,083,229	1,111,414	28,185

	Russian Ruble	Buy	3/16/17	1,139,381	1,084,998	54,383

	South Korean Won	Sell	2/16/17	1,022,148	1,055,230	33,082

	Swedish Krona	Buy	3/16/17	131,858	130,903	955

20	Putnam VT Diversified Income Fund

FORWARD CURRENCY CONTRACTS at 12/31/16 (aggregate face value $77,248,138) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/18/17	$56,773	$60,181	$(3,408)

	Canadian Dollar	Buy	1/18/17	1,078,152	1,088,763	(10,611)

	Euro	Sell	3/16/17	537,804	532,612	(5,192)

	Hong Kong Dollar	Sell	2/16/17	1,144,108	1,144,700	592

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	1/18/17	1,273,816	1,407,716	(133,900)

	British Pound	Sell	3/16/17	508,519	523,973	15,454

	Canadian Dollar	Buy	1/18/17	1,053,643	1,058,735	(5,092)

	Chinese Yuan (Offshore)	Sell	2/16/17	1,061,272	1,076,350	15,078

	Euro	Sell	3/16/17	1,417,346	1,447,387	30,041

	Hong Kong Dollar	Sell	2/16/17	1,169,428	1,170,032	604

	Japanese Yen	Buy	2/16/17	243,538	203,910	39,628

	New Taiwan Dollar	Sell	2/16/17	1,065,270	1,069,797	4,527

	New Zealand Dollar	Sell	1/18/17	1,342,591	1,317,592	(24,999)

	Norwegian Krone	Sell	3/16/17	1,226,880	1,263,604	36,724

	South Korean Won	Sell	2/16/17	1,022,148	1,059,851	37,703

	Swedish Krona	Buy	3/16/17	1,166,450	1,160,872	5,578

	Swiss Franc	Sell	3/16/17	8,286	9,037	751

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/18/17	1,027,320	1,089,680	(62,360)

	British Pound	Sell	3/16/17	813,457	835,709	22,252

	Canadian Dollar	Buy	1/18/17	1,085,080	1,093,319	(8,239)

	Euro	Sell	3/16/17	831,372	821,702	(9,670)

	New Zealand Dollar	Sell	1/18/17	2,111,413	2,145,304	33,891

	Swedish Krona	Buy	3/16/17	1,096,659	1,083,342	13,317

State Street Bank and Trust Co.

	Australian Dollar	Sell	1/18/17	775,341	760,619	(14,722)

	Canadian Dollar	Buy	1/18/17	1,927,458	1,963,822	(36,364)

	Euro	Sell	3/16/17	1,774,614	1,776,128	1,514

	Japanese Yen	Buy	2/16/17	975,375	1,049,324	(73,949)

	Japanese Yen	Sell	2/16/17	944,024	1,053,848	109,824

	New Zealand Dollar	Sell	1/18/17	994,774	1,018,983	24,209

	Swedish Krona	Buy	3/16/17	1,140,505	1,100,717	39,788

UBS AG

	Australian Dollar	Buy	1/18/17	619,523	656,501	(36,978)

	British Pound	Sell	3/16/17	822,840	844,989	22,149

	Euro	Sell	3/16/17	1,096,629	1,085,937	(10,692)

	New Zealand Dollar	Sell	1/18/17	1,019,147	1,031,230	12,083

WestPac Banking Corp.

	Australian Dollar	Sell	1/18/17	252,556	238,500	(14,056)

	Canadian Dollar	Sell	1/18/17	424,467	423,089	(1,378)

	Euro	Sell	3/16/17	1,076,241	1,089,319	13,078

Total						$475,592

Putnam VT Diversified Income Fund	21

WRITTEN SWAP OPTIONS
OUTSTANDING at 12/31/16
(premiums $2,012,263)
Counterparty
Fixed Obligation % to receive
or (pay)/Floating rate index/	Expiration	Contract
Maturity date	date/strike	amount	Value

Bank of America N.A.
(2.0514)/3 month
USD-LIBOR-BBA/Jan-19	Jan-17/2.0514	$19,895,600	$1,194

Citibank, N.A.
(1.95275)/3 month
USD-LIBOR-BBA/Jan-27	Jan-17/1.95275	9,947,800	298

2.776/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.776	9,947,800	1,194

2.28475/3 month
USD-LIBOR-BBA/Jan-27	Jan-17/2.28475	9,947,800	78,090

Credit Suisse International
2.73/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.73	9,947,800	696

Goldman Sachs International
(1.52275)/3 month
USD-LIBOR-BBA/Jan-18	Jan-17/1.52275	39,791,200	398

2.7625/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.7625	9,947,800	796

2.6875/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.6875	9,947,800	6,068

2.657/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.657	14,921,700	6,416

(2.242)/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.242	14,921,700	49,689

(2.2675)/3 month
USD-LIBOR-BBA/Jan-27	Jan-17/2.2675	9,947,800	49,739

(2.3725)/3 month
USD-LIBOR-BBA/Jan-27	Jan-17/2.3725	9,947,800	97,488

(2.352)/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.352	14,921,700	116,838

JPMorgan Chase Bank N.A.
2.762/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.762	9,947,800	1,393

(6.00 Floor)/3 month
USD-LIBOR-BBA/Mar-18	Mar-18/6.00	8,886,000	536,448

Total			$946,745

WRITTEN OPTIONS	Expiration
OUTSTANDING at 12/31/16	date/strike	Contract
(premiums $554,249)	price	amount	Value

Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Jan-17/$99.46	$50,000,000	$202,500

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/100.02	3,750,000	178,688

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/99.83	3,750,000	171,638

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/99.27	3,750,000	150,562

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/99.27	3,750,000	150,562

WRITTEN OPTIONS
OUTSTANDING at 12/31/16	Expiration date/	Contract
(premiums $554,249) cont.	strike price	amount	Value

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/$99.08	$3,750,000	$143,512

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/99.08	3,750,000	143,512

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/98.52	3,750,000	122,438

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/98.33	3,750,000	115,425

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/95.39	3,000,000	13,230

USD/JPY (Call)	May-17/JPY125.00	4,325,900	36,640

Total			$1,428,707

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 12/31/16
Counterparty
Fixed right or
obligation % to	Expira-
receive or (pay)/	tion		Premium	Unrealized
Floating rate index/	date/		receivable/	appreciation/
Maturity date	strike	Contract amount	(payable)	(depreciation)

Barclays Bank PLC
(0.625)/6 month
JPY-LIBOR-BBA/	Feb-17/
Feb-37 (Purchased)	0.625	JPY 593,500,000	$(48,480)	$37,578

(0.66)/6 month
JPY-LIBOR-BBA/	Feb-17/
Feb-37 (Purchased)	0.66	JPY 593,500,000	(48,290)	22,445

Total			$(96,770)	$60,023

TBA SALE COMMITMENTS OUTSTANDING at 12/31/16
(proceeds receivable	Principal	Settlement
$21,313,789)	amount	date	Value

Federal National Mortgage
Association, 3.00%, 1/1/47	$14,000,000	1/18/17	$13,919,063

Federal National Mortgage
Association, 2.50%, 1/1/47	8,000,000	1/18/17	7,618,751

Total			$21,537,814

22	Putnam VT Diversified Income Fund

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/16
		Upfront				Unrealized
Swap counterparty/		premium	Termination	Payments made by	Payments received	appreciation/
Notional amount		received (paid)	date	fund per annum	by fund per annum	(depreciation)

JPMorgan Chase Bank N.A.
MXN	32,807,000	$—	1/1/26	1 month MXN-TIIE-BANXICO	6.16%	$(181,820)

MXN	33,655,000	—	10/6/21	1 month MXN-TIIE-BANXICO	5.93%	(109,556)

MXN	13,601,000	—	10/8/21	1 month MXN-TIIE-BANXICO	5.895%	(45,293)

MXN	14,098,000	—	10/26/21	1 month MXN-TIIE-BANXICO	6.09%	(42,154)

Total		$—				$(378,823)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/16
		Upfront				Unrealized
		premium	Termination	Payments made by	Payments received	appreciation/
Notional amount		received (paid)	date	fund per annum	by fund per annum	(depreciation)

	$287,964 E	$(10)	4/24/47	3 month USD-LIBOR-BBA	1.92%	$(43,487)

	4,766,000 E	13,018	3/15/27	3 month USD-LIBOR-BBA	2.50%	67,956

	27,737,000 E	46,499	3/15/22	3 month USD-LIBOR-BBA	2.15%	204,571

	4,436,900 E	20,025	3/15/47	3 month USD-LIBOR-BBA	2.704%	119,873

	112,255,800 E	(187,755)	3/15/27	2.4885%	3 month	(1,364,310)
					USD-LIBOR-BBA

	23,452,300 E	(26,053)	3/15/22	2.132%	3 month	(139,445)
					USD-LIBOR-BBA

	137,747,500 E	(40,624)	3/15/19	1.6065%	3 month	(170,934)
					USD-LIBOR-BBA

AUD	4,378,000 E	2,085	3/22/22	2.70%	6 month AUD-BBR-	(436)
					BBSW

AUD	1,972,000 E	597	3/22/27	3.10%	6 month AUD-BBR-	(8,008)
					BBSW

CAD	2,521,000 E	(22)	9/8/26	3 month CAD-BA-CDOR	1.58%	(66,931)

CAD	2,521,000 E	(22)	9/8/26	3 month CAD-BA-CDOR	1.6275%	(62,887)

CAD	4,264,000 E	(37)	10/19/26	1.8475%	3 month	77,301
					CAD-BA-CDOR

CAD	57,000 E	(97)	3/15/22	3 month CAD-BA-CDOR	1.60%	97

CAD	6,526,000 E	(2,351)	3/15/27	2.07%	3 month	(51,292)
					CAD-BA-CDOR

CHF	18,000 E	14	3/15/22	6 month CHF-LIBOR-BBA	0.25%	(14)

CHF	1,205,000 E	1,665	3/15/27	0.25%	6 month	(6,791)
					CHF-LIBOR-BBA

EUR	58,228,000 E	68,509	3/15/22	0.20%	6 month	(200,080)
					EUR-EURIBOR-
					REUTERS

EUR	2,102,000 E	(4,878)	3/15/27	0.40%	6 month	61,783
					EUR-EURIBOR-
					REUTERS

EUR	6,999,000 E	(102,562)	3/15/27	0.82%	6 month	(187,921)
					EUR-EURIBOR-
					REUTERS

GBP	2,758,000 E	(41)	9/8/26	1.075%	6 month	81,126
					GBP-LIBOR-BBA

GBP	2,601,000 E	(36)	10/19/26	6 month GBP-LIBOR-BBA	1.386%	(31,283)

GBP	15,633,000 E	(18,683)	3/15/22	1.06%	6 month	(170,191)
					GBP-LIBOR-BBA

GBP	5,971,000 E	25,646	3/15/27	1.50%	6 month	(146,451)
					GBP-LIBOR-BBA

JPY	141,909,000 E	(42)	2/22/37	6 month JPY-LIBOR-BBA	0.56%	(25,769)

MXN	11,170,000	(8)	12/3/26	7.715%	1 month MXN-TIIE-	7,172
					BANXICO

NOK	19,610,000 E	1,803	3/15/22	1.65%	6 month	(6,140)
					NOK-NIBOR-NIBR

NOK	2,000 E	—	3/15/27	6 month NOK-NIBOR-NIBR	2.05%	1

NZD	2,838,000 E	(2,665)	3/15/27	3 month NZD-BBR-FRA	3.70%	22,301

Putnam VT Diversified Income Fund	23

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/16 cont.
		Upfront				Unrealized
		premium	Termination	Payments made by	Payments received	appreciation/
Notional amount		received (paid)	date	fund per annum	by fund per annum	(depreciation)

NZD	14,894,000 E	$3,289	3/15/22	3 month NZD-BBR-FRA	3.18%	$22,823

SEK	61,386,000 E	2,506	3/15/22	0.35%	3 month	(3,443)
					SEK-STIBOR-SIDE

SEK	229,000 E	3	3/15/27	1.25%	3 month	(229)
					SEK-STIBOR-SIDE

ZAR	13,209,000	(12)	10/11/26	8.32625%	3 month ZAR-JIBAR-	(2,260)
					SAFEX

Total		$(200,239)				$(2,023,298)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/16
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC
$632,511	$—	1/12/42	4.00% (1 month	Synthetic TRS	$95
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

152,743	—	1/12/40	4.00% (1 month	Synthetic MBX	406
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

348,233	—	1/12/39	6.00% (1 month	Synthetic TRS	(3,665)
			USD-LIBOR)	Index 6.00% 30 year
				Fannie Mae pools

393,871	—	1/12/40	4.00% (1 month	Synthetic MBX	1,047
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

49,850	—	1/12/38	6.50% (1 month	Synthetic TRS	(317)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

185,568	—	1/12/41	5.00% (1 month	Synthetic MBX Index	182
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

876,827	—	1/12/40	4.00% (1 month	Synthetic MBX	2,332
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

745,067	—	1/12/40	4.50% (1 month	Synthetic MBX	(276)
			USD-LIBOR)	Index 4.50% 30 year
				Fannie Mae pools

461,502	—	1/12/39	(6.00%) 1 month	Synthetic MBX	3,928
			USD-LIBOR	Index 6.00% 30 year
				Fannie Mae pools

542,263	—	1/12/41	5.00% (1 month	Synthetic TRS Index	284
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

326,306	—	1/12/41	5.00% (1 month	Synthetic TRS Index	171
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

414,025	—	1/12/41	5.00% (1 month	Synthetic TRS Index	217
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

560,036	—	1/12/38	6.50% (1 month	Synthetic TRS	(3,561)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

80,338	—	1/12/38	6.50% (1 month	Synthetic TRS	(511)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

1,139,101	—	1/12/41	(5.00%) 1 month	Synthetic TRS	1,187
			USD-LIBOR	Index 5.00% 30 year
				Fannie Mae pools

24	Putnam VT Diversified Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/16 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC cont.
	$530,927	$—	1/12/41	(4.00%) 1 month	Synthetic TRS	$169
				USD-LIBOR	Index 4.00% 30 year
					Fannie Mae pools

	876,677	—	1/12/43	(3.50%) 1 month	Synthetic TRS	95
				USD-LIBOR	Index 3.50% 30 year
					Fannie Mae pools

	1,466,067	—	1/12/40	5.00% (1 month	Synthetic MBX	(4,057)
				USD-LIBOR)	Index 5.00% 30 year
					Fannie Mae pools

	12,272,538	—	1/12/41	5.00% (1 month	Synthetic MBX	(16,739)
				USD-LIBOR)	Index 5.00% 30 year
					Fannie Mae pools

	7,532,135	—	1/12/38	(6.50%) 1 month	Synthetic MBX	42,164
				USD-LIBOR	Index 6.50% 30 year
					Fannie Mae pools

EUR	2,664,000	—	9/15/17	(0.4975%)	Eurostat Eurozone	4,543
					HICP excluding
					tobacco

EUR	1,332,000	—	9/15/17	(0.46%)	Eurostat Eurozone	3,323
					HICP excluding
					tobacco

EUR	1,895,000	—	9/15/17	(0.435%)	Eurostat Eurozone	5,745
					HICP excluding
					tobacco

GBP	1,740,000	—	11/3/26	3.4531%	GBP Non-revised UK	(19,857)
					Retail Price Index

Citibank, N.A.
	$732,520	—	1/12/41	5.00% (1 month	Synthetic MBX	(999)
				USD-LIBOR)	Index 5.00% 30 year
					Fannie Mae pools

	443,893	—	1/12/41	5.00% (1 month	Synthetic MBX	(605)
				USD-LIBOR)	Index 5.00% 30 year
					Fannie Mae pools

	1,146,323	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,564)
				USD-LIBOR)	Index 5.00% 30 year
					Fannie Mae pools

Credit Suisse International
	481,446	—	1/12/41	5.00% (1 month	Synthetic MBX	(657)
				USD-LIBOR)	Index 5.00% 30 year
					Fannie Mae pools

	512,001	—	1/12/38	(6.50%) 1 month	Synthetic MBX	2,866
				USD-LIBOR	Index 6.50% 30 year
					Fannie Mae pools

	754,125	—	1/12/41	5.00% (1 month	Synthetic TRS Index	395
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	801,848	—	1/12/41	(5.00%) 1 month	Synthetic TRS	835
				USD-LIBOR	Index 5.00% 30 year
					Fannie Mae pools

	883,453	—	1/12/41	(5.00%) 1 month	Synthetic TRS	921
				USD-LIBOR	Index 5.00% 30 year
					Fannie Mae pools

	737,314	—	1/12/41	5.00% (1 month	Synthetic MBX Index	386
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	1,406,306	—	1/12/41	5.00% (1 month	Synthetic MBX Index	737
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	646,885	—	1/12/44	3.50% (1 month	Synthetic TRS	(171)
				USD-LIBOR)	Index 3.50% 30 year
					Fannie Mae pools

Putnam VT Diversified Income Fund	25

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/16 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Credit Suisse International cont.
$323,768	$—	1/12/44	3.50% (1 month	Synthetic TRS	$(86)
			USD-LIBOR)	Index 3.50% 30 year
				Fannie Mae pools

421,938	—	1/12/44	3.50% (1 month	Synthetic TRS	(112)
			USD-LIBOR)	Index 3.50% 30 year
				Fannie Mae pools

581,735	—	1/12/43	3.50% (1 month	Synthetic TRS	(63)
			USD-LIBOR)	Index 3.50% 30 year
				Fannie Mae pools

467,126	—	1/12/43	3.50% (1 month	Synthetic TRS	(51)
			USD-LIBOR)	Index 3.50% 30 year
				Fannie Mae pools

1,119,474	—	1/12/43	3.50% (1 month	Synthetic TRS	(122)
			USD-LIBOR)	Index 3.50% 30 year
				Fannie Mae pools

3,116,343	—	1/12/45	4.00% (1 month	Synthetic TRS	(2,935)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

1,276,711	—	1/12/45	4.00% (1 month	Synthetic TRS	(1,202)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

1,263,596	—	1/12/45	3.50% (1 month	Synthetic TRS	(726)
			USD-LIBOR)	Index 3.50% 30 year
				Fannie Mae pools

1,252,025	—	1/12/41	(4.00%) 1 month	Synthetic TRS	398
			USD-LIBOR	Index 4.00% 30 year
				Fannie Mae pools

Deutsche Bank AG
512,001	—	1/12/38	(6.50%) 1 month	Synthetic MBX	2,866
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

Goldman Sachs International
639,491	—	1/12/39	6.00% (1 month	Synthetic TRS	(6,730)
			USD-LIBOR)	Index 6.00% 30 year
				Fannie Mae pools

232,309	—	1/12/38	6.50% (1 month	Synthetic TRS	(1,477)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

1,569,927	—	1/12/42	4.00% (1 month	Synthetic TRS	236
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

1,569,927	—	1/12/42	4.00% (1 month	Synthetic TRS	236
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

358,587	—	1/12/38	(6.50%) 1 month	Synthetic MBX	2,007
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

134,703	—	1/12/38	(6.50%) 1 month	Synthetic MBX	754
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

93,523	—	1/12/39	6.00% (1 month	Synthetic TRS	(984)
			USD-LIBOR)	Index 6.00% 30 year
				Fannie Mae pools

999,583	—	1/12/40	4.00% (1 month	Synthetic TRS	(7,341)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

245,334	—	1/12/39	6.00% (1 month	Synthetic TRS	(2,582)
			USD-LIBOR)	Index 6.00% 30 year
				Fannie Mae pools

26	Putnam VT Diversified Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/16 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International cont.
$490,624	$—	1/12/39	6.00% (1 month	Synthetic TRS	$(5,163)
			USD-LIBOR)	Index 6.00% 30 year
				Fannie Mae pools

250,368	—	1/12/38	(6.50%) 1 month	Synthetic MBX	1,402
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

491,241	—	1/12/38	(6.50%) 1 month	Synthetic MBX	2,750
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

300,405	—	1/12/38	(6.50%) 1 month	Synthetic MBX	1,682
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

23,040	—	1/12/38	(6.50%) 1 month	Synthetic MBX	129
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

61,394	—	1/12/38	(6.50%) 1 month	Synthetic MBX	344
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

16,477	—	1/12/38	6.50% (1 month	Synthetic TRS	(105)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

315,067	—	1/12/38	6.50% (1 month	Synthetic TRS	(2,003)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

2,044,225	—	1/12/42	4.00% (1 month	Synthetic TRS	307
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

250,543	—	1/12/39	6.00% (1 month	Synthetic TRS	(2,637)
			USD-LIBOR)	Index 6.00% 30 year
				Fannie Mae pools

1,767,100	—	1/12/42	4.00% (1 month	Synthetic TRS	265
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

269,342	—	1/12/41	4.00% (1 month	Synthetic TRS	(86)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

1,172,802	—	1/12/41	(5.00%) 1 month	Synthetic TRS	1,222
			USD-LIBOR	Index 5.00% 30 year
				Fannie Mae pools

1,334,730	—	1/12/44	3.50% (1 month	Synthetic TRS	(354)
			USD-LIBOR)	Index 3.50% 30 year
				Fannie Mae pools

1,065,573	—	1/12/44	3.50% (1 month	Synthetic TRS	(282)
			USD-LIBOR)	Index 3.50% 30 year
				Fannie Mae pools

654,037	—	1/12/44	3.50% (1 month	Synthetic TRS	(173)
			USD-LIBOR)	Index 3.50% 30 year
				Fannie Mae pools

1,267,170	—	1/12/45	4.00% (1 month	Synthetic TRS	(1,193)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

820,730	—	1/12/43	(3.50%) 1 month	Synthetic TRS	89
			USD-LIBOR	Index 3.50% 30 year
				Fannie Mae pools

2,280,309	—	1/12/45	4.00% (1 month	Synthetic TRS	(2,148)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

943,146	—	1/12/44	(3.00%) 1 month	Synthetic TRS	2,261
			USD-LIBOR	Index 3.00% 30 year
				Fannie Mae pools

Putnam VT Diversified Income Fund	27

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/16 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International cont.
	$3,249,488	$—	1/12/41	(4.00%) 1 month	Synthetic TRS	$1,032
				USD-LIBOR	Index 4.00% 30 year
					Fannie Mae pools

EUR	9,589,000	—	8/10/17	(0.63%)	Eurostat Eurozone	(19,279)
					HICP excluding
					tobacco

EUR	3,166,000	—	8/11/17	(0.63%)	Eurostat Eurozone	(6,365)
					HICP excluding
					tobacco

EUR	2,664,000	—	8/31/17	(0.27%)	Eurostat Eurozone	14,975
					HICP excluding
					tobacco

EUR	2,664,000	—	9/1/17	(0.37%)	Eurostat Eurozone	11,722
					HICP excluding
					tobacco

EUR	2,664,000	—	9/10/20	(0.7975%)	Eurostat Eurozone	19,548
					HICP excluding
					tobacco

EUR	1,502,000	—	1/26/21	(0.75%)	Eurostat Eurozone	22,827
					HICP excluding
					tobacco

GBP	870,000	—	11/10/26	3.56%	GBP Non-revised UK	4,310
					Retail Price Index

GBP	870,000	—	11/18/26	3.52%	GBP Non-revised UK	(1,029)
					Retail Price Index

JPMorgan Chase Bank N.A.
	$2,484,792	—	1/12/41	4.00% (1 month	Synthetic TRS	(789)
				USD-LIBOR)	Index 4.00% 30 year
					Fannie Mae pools

	1,886,463	—	1/12/41	4.00% (1 month	Synthetic TRS	(599)
				USD-LIBOR)	Index 4.00% 30 year
					Fannie Mae pools

	391,843	—	1/12/41	4.00% (1 month	Synthetic TRS	(124)
				USD-LIBOR)	Index 4.00% 30 year
					Fannie Mae pools

	1,172,802	—	1/12/41	(5.00%) 1 month	Synthetic TRS	1,222
				USD-LIBOR	Index 5.00% 30 year
					Fannie Mae pools

EUR	1,332,000	—	9/4/20	(0.8675%)	Eurostat Eurozone	4,610
					HICP excluding
					tobacco

EUR	1,332,000	—	9/7/20	(0.85%)	Eurostat Eurozone	5,914
					HICP excluding
					tobacco

EUR	1,607,000	—	1/27/21	(0.755%)	Eurostat Eurozone	23,983
					HICP excluding
					tobacco

EUR	1,322,000	—	1/26/21	(0.75%)	Eurostat Eurozone	20,091
					HICP excluding
					tobacco

JPMorgan Securities LLC
	$1,025,940	—	1/12/44	4.00% (1 month	Synthetic TRS	(805)
				USD-LIBOR)	Index 4.00% 30 year
					Fannie Mae pools

	470,929	—	1/12/43	(3.50%) 1 month	Synthetic TRS	51
				USD-LIBOR	Index 3.50% 30 year
					Fannie Mae pools

Total		$—				$98,737

28	Putnam VT Diversified Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/16
		Upfront			Payments	Unrealized
Swap counterparty/		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America N. A.
CMBX NA BBB– Index	BBB–/P	$5,468	$80,000	5/11/63	300 bp	$963

CMBX NA BBB– Index	BBB–/P	10,546	175,000	5/11/63	300 bp	691

CMBX NA BBB– Index	BBB–/P	21,545	349,000	5/11/63	300 bp	1,891

CMBX NA BBB– Index	BBB–/P	20,577	361,000	5/11/63	300 bp	247

Credit Suisse International
CMBX NA BB Index	—	(76,205)	543,000	1/17/47	(500 bp)	(4,406)

CMBX NA BB Index	—	(42,255)	2,394,000	5/11/63	(500 bp)	272,382

CMBX NA BB Index	—	(95,936)	586,000	1/17/47	(500 bp)	(18,451)

CMBX NA BB Index	—	(1,136)	117,000	1/17/47	(500 bp)	14,335

CMBX NA BBB– Index	BBB–/P	1,175	24,000	5/11/63	300 bp	(177)

CMBX NA BBB– Index	BBB–/P	79,326	1,617,000	5/11/63	300 bp	(11,738)

CMBX NA BBB– Index	BBB–/P	48,993	746,000	1/17/47	300 bp	6,981

CMBX NA BBB– Index	BBB–/P	1,021,577	13,821,000	1/17/47	300 bp	243,224

Goldman Sachs International
CMBX NA BB Index	—	(114,473)	1,119,000	5/11/63	(500 bp)	32,595

CMBX NA BB Index	—	(27,088)	179,000	1/17/47	(500 bp)	(3,419)

CMBX NA BB Index	—	(47,339)	324,000	5/11/63	(500 bp)	(4,756)

CMBX NA BB Index	—	(74,898)	443,000	1/17/47	(500 bp)	(16,321)

CMBX NA BBB– Index	BBB–/P	11,031	228,000	5/11/63	300 bp	(1,809)

CMBX NA BBB– Index	BBB–/P	11,359	229,000	5/11/63	300 bp	(1,538)

CMBX NA BBB– Index	BBB–/P	11,164	229,000	5/11/63	300 bp	(1,733)

CMBX NA BBB– Index	BBB–/P	12,206	234,000	5/11/63	300 bp	(972)

CMBX NA BBB– Index	—	(10,898)	134,000	1/17/47	(300 bp)	(3,351)

CMBX NA BBB– Index	BBB–/P	3,859	49,000	1/17/47	300 bp	1,100

CMBX NA BBB– Index	BBB–/P	93,678	1,344,000	1/17/47	300 bp	17,988

CMBX NA BBB– Index	BBB–/P	227,880	3,083,000	1/17/47	300 bp	54,255

JPMorgan Securities LLC
CMBX NA BB Index	—	(63,692)	453,000	5/11/63	(500 bp)	(4,156)

CMBX NA BB Index	—	(54,516)	376,000	5/11/63	(500 bp)	(5,099)

CMBX NA BB Index	—	(28,477)	198,000	5/11/63	(500 bp)	(2,455)

CMBX NA BB Index	—	(798)	6,000	5/11/63	(500 bp)	(9)

CMBX NA BBB– Index	BBB–/P	40,048	724,000	5/11/63	300 bp	(725)

CMBX NA BBB– Index	—	(103,524)	1,124,000	1/17/47	(300 bp)	(40,224)

CMBX NA BBB– Index	—	(37,437)	450,000	1/17/47	(300 bp)	(12,094)

CMBX NA BBB– Index	—	(17,403)	220,000	1/17/47	(300 bp)	(5,013)

Total		$824,357				$508,206

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Putnam VT Diversified Income Fund	29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer cyclicals	$—	$—	$13,839

Energy	140,203	—	7,938

Utilities and power	160,705	13,478	—

Total common stocks	300,908	13,478	21,777

Convertible bonds and notes	—	105,006	—

Corporate bonds and notes	—	67,806,044	300

Foreign government and agency bonds and notes	—	15,900,056	—

Mortgage-backed securities	—	104,824,691	—

Preferred stocks	177,292	—	—

Purchased options outstanding	—	1,065,458	—

Purchased swap options outstanding	—	466,253	—

Senior loans	—	3,940,313	—

U.S. government and agency mortgage obligations	—	81,297,814	—

Warrants	7,130	3,526	—

Short-term investments	6,646,207	15,575,585	—

Totals by level	$7,131,537	$290,998,224	$22,077

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$475,592	$—

Written options outstanding	—	(1,428,707)	—

Written swap options outstanding	—	(946,745)	—

Forward premium swap option contracts	—	60,023	—

TBA sale commitments	—	(21,537,814)	—

Interest rate swap contracts	—	(2,201,882)	—

Total return swap contracts	—	98,737	—

Credit default contracts	—	(316,151)	—

Totals by level	$—	$(25,796,947)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized
		Accrued		appreciation/
Investments in	Balance as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	Total transfers	Total transfers	Balance as of
securities:	12/31/15	premiums	gain/(loss)	tion)#	purchases	from sales	into Level 3†	out of Level 3†	12/31/16

Common stocks*:

Consumer cyclicals	$13,838	$—	$—	$1	$—	$—	$—	$—	$13,839

Energy	260	—	(42,343)	30,834	61,530	(42,343)	—	—	7,938

Total common stocks	$14,098	—	(42,343)	30,835	61,530	(42,343)	—	—	$21,777

Corporate bonds
and notes	$8	—	(18,243)	18,533	2	—	—	—	$300

Mortgage-backed
securities	$5,569,890	(398,099)	(97,561)	(395,282)	18,749	(1,352,464)	—	(3,345,233)	$—

Totals	$5,583,996	$(398,099)	$(158,147)	$(345,914)	$80,281	$(1,394,807)	$—	$(3,345,233)	$22,077

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value. Transfers out include valuations where a secondary pricing source was obtained for certain securities. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $(53,293) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Level 3 securities which are fair valued by Putnam Management, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

30	Putnam VT Diversified Income Fund

Statement of assets and liabilities
12/31/16

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $293,552,158)	$291,645,631

Affiliated issuers (identified cost $6,506,207) (Note 5)	6,506,207

Cash	460,284

Foreign currency (cost $157,519) (Note 1)	157,720

Dividends, interest and other receivables	2,826,621

Receivable for shares of the fund sold	44,941

Receivable for investments sold	805,660

Receivable for sales of delayed delivery securities (Note 1)	21,390,071

Receivable for variation margin (Note 1)	4,651,662

Unrealized appreciation on forward premium swap option contracts (Note 1)	60,023

Unrealized appreciation on forward currency contracts (Note 1)	1,218,194

Unrealized appreciation on OTC swap contracts (Note 1)	865,913

Premium paid on OTC swap contracts (Note 1)	796,075

Total assets	331,429,002

Liabilities

Payable for investments purchased	133,725

Payable for purchases of delayed delivery securities (Note 1)	81,604,719

Payable for shares of the fund repurchased	259,278

Payable for compensation of Manager (Note 2)	100,425

Payable for custodian fees (Note 2)	74,953

Payable for investor servicing fees (Note 2)	38,031

Payable for Trustee compensation and expenses (Note 2)	146,040

Payable for administrative services (Note 2)	2,243

Payable for distribution fees (Note 2)	29,611

Payable for variation margin (Note 1)	5,083,563

Unrealized depreciation on OTC swap contracts (Note 1)	637,793

Premium received on OTC swap contracts (Note 1)	1,620,432

Unrealized depreciation on forward currency contracts (Note 1)	742,602

Written options outstanding, at value (premiums $2,566,512) (Notes 1 and 3)	2,375,452

TBA sale commitments, at value (proceeds receivable $21,313,789) (Note 1)	21,537,814

Collateral on certain derivative contracts, at value (Note 1)	140,000

Other accrued expenses	192,691

Total liabilities	114,719,372

Net assets	$216,709,630

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$303,522,157

Undistributed net investment income (Note 1)	9,075,322

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(92,672,190)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(3,215,659)

Total — Representing net assets applicable to capital shares outstanding	$216,709,630

Computation of net asset value Class IA

Net assets	$77,226,466

Number of shares outstanding	12,742,724

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.06

Computation of net asset value Class IB

Net assets	$139,483,164

Number of shares outstanding	22,984,697

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.07

The accompanying notes are an integral part of these financial statements.

Putnam VT Diversified Income Fund	31

Statement of operations
Year ended 12/31/16

Investment income

Interest (net of foreign tax of $277) (including interest income of $50,491 from investments in affiliated issuers) (Note 5)	$14,687,330

Dividends	38,958

Total investment income	14,726,288

Expenses

Compensation of Manager (Note 2)	1,205,020

Investor servicing fees (Note 2)	154,474

Custodian fees (Note 2)	115,345

Trustee compensation and expenses (Note 2)	15,218

Distribution fees (Note 2)	357,318

Administrative services (Note 2)	6,444

Auditing and tax fees	156,486

Other	94,538

Fees waived and reimbursed by Manager (Note 2)	(3,585)

Total expenses	2,101,258

Expense reduction (Note 2)	(182)

Net expenses	2,101,076

Net investment income	12,625,212

Net realized loss on investments (Notes 1 and 3)	(14,931,372)

Net realized loss on swap contracts (Note 1)	(1,183,581)

Net realized gain on futures contracts (Note 1)	732,086

Net realized loss on foreign currency transactions (Note 1)	(777,934)

Net realized gain on written options (Notes 1 and 3)	2,444,848

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	944,572

Net unrealized appreciation of investments, futures contracts, swap contracts, written options and TBA sale commitments during the year	11,139,770

Net loss on investments	(1,631,611)

Net increase in net assets resulting from operations	$10,993,601

Statement of changes in net assets

	Year ended	Year ended
	12/31/16	12/31/15

Decrease in net assets

Operations:

Net investment income	$12,625,212	$13,081,041

Net realized loss on investments and foreign currency transactions	(13,715,953)	(3,295,342)

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	12,084,342	(16,041,491)

Net increase (decrease) in net assets resulting from operations	10,993,601	(6,255,792)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(6,054,685)	(9,358,571)

Class IB	(10,511,769)	(16,632,738)

Decrease from capital share transactions (Note 4)	(19,551,770)	(18,589,648)

Total decrease in net assets	(25,124,623)	(50,836,749)

Net assets:

Beginning of year	241,834,253	292,671,002

End of year (including undistributed net investment income of $9,075,322 and $15,570,117, respectively)	$216,709,630	$241,834,253

The accompanying notes are an integral part of these financial statements.

32	Putnam VT Diversified Income Fund

Financial highlights (For a common share outstanding throughout the period)
					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/16	$6.21	.34	(.03)	.31	(.46)	(.46)	$6.06	5.76	$77,226	.79 [e]	5.89 [e]	846 [f]

12/31/15	7.02	.32	(.47)	(.15)	(.66)	(.66)	6.21	(2.32)	84,766.75		5.02	876 [f]

12/31/14	7.58	.38	(.32)	.06	(.62)	(.62)	7.02	.68	103,063.76		5.27	408 [f]

12/31/13	7.26	.42	.16	.58	(.26)	(.26)	7.58	8.08	121,877.75		5.71	234 [g]

12/31/12	6.88	.37	.43	.80	(.42)	(.42)	7.26	11.97	132,669.77		5.24	170 [g]

Class IB

12/31/16	$6.22	.33	(.04)	.29	(.44)	(.44)	$6.07	5.42	$139,483	1.04 [e]	5.63 [e]	846 [f]

12/31/15	7.01	.31	(.46)	(.15)	(.64)	(.64)	6.22	(2.34)	157,069	1.00	4.76	876 [f]

12/31/14	7.57	.36	(.32)	.04	(.60)	(.60)	7.01	.35	189,608	1.01	5.02	408 [f]

12/31/13	7.25	.40	.16	.56	(.24)	(.24)	7.57	7.81	237,938	1.00	5.45	234 [g]

12/31/12	6.87	.35	.43	.78	(.40)	(.40)	7.25	11.69	314,873	1.02	4.99	170 [g]

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

f Portfolio turnover includes TBA purchase and sale commitments.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover (%)

December 31, 2013	586%

December 31, 2012	546

The accompanying notes are an integral part of these financial statements.

Putnam VT Diversified Income Fund	33

Notes to financial statements 12/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2016 through December 31, 2016.

Putnam VT Diversified Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on

34	Putnam VT Diversified Income Fund

the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Putnam VT Diversified Income Fund	35

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the coun-terparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $487,982 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

36	Putnam VT Diversified Income Fund

At the close of the reporting period, the fund had a net liability position of $1,679,799 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,421,247 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2016, the fund had a capital loss carryover of $84,542,884 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$34,245,810	$16,067,438	$50,313,248	*

34,229,636	N/A	34,229,636	12/31/17

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from the expiration of a capital loss carryover, from defaulted bond interest, from realized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities and from a receivable purchase agreement. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,553,553 to decrease undistributed net investment income, $19,556,850 to decrease paid-in capital and $22,110,403 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,875,280
Unrealized depreciation	(12,659,110)

Net unrealized depreciation	(9,783,830)
Undistributed ordinary income	11,324,362
Capital loss carryforward	(84,542,884)

Cost for federal income tax purposes	$307,994,649

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 48.9% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and othertransactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,
0.650%	of the next $5 billion,
0.600%	of the next $10 billion,
0.550%	of the next $10 billion,
0.500%	of the next $50 billion,
0.480%	of the next $50 billion,
0.470%	of the next $100 billion and
0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.546% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $3,585.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff

Putnam VT Diversified Income Fund	37

who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$54,436
Class IB	100,038

Total	$154,474

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $182 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $167, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales

Investments in securities, including
TBA commitments (Long-term)	$2,368,244,886	$2,395,952,311

U.S. government securities
(Long-term)	—	—

Total	$2,368,244,886	$2,395,952,311

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option	Written option	Written option
		contract amounts	premiums	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	USD	$390,773,100	$3,132,262	$63,000,000	$286,172

	EUR	8,311,100	$318,730	—	$—

Options opened	USD	1,577,633,000	8,174,372	1,020,651,850	4,321,891

	EUR	—	—	—	—

Options exercised	USD	(138,170,200)	(1,020,310)	—	—

	EUR	—	—	—	—

Options expired	USD	(597,830,400)	(1,681,353)	(82,000,000)	(339,063)

	EUR	(8,311,100)	(318,730)	—	—

Options closed	USD	(1,029,537,400)	(6,592,708)	(914,325,950)	(3,714,751)

	EUR	—	—	—	—

Written options outstanding at the end
of the reporting period	USD	$202,868,100	$2,012,263	$87,325,900	$554,249

	EUR	—	$—	—	$—

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/16		Year ended 12/31/15		Year ended 12/31/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	167,719	$983,623	106,520	$702,177	1,678,564	$9,492,831	3,051,843	$19,867,129

Shares issued in connection with
reinvestment of distributions	1,100,852	6,054,685	1,471,473	9,358,571	1,904,306	10,511,769	2,607,012	16,632,738

	1,268,571	7,038,308	1,577,993	10,060,748	3,582,870	20,004,600	5,658,855	36,499,867

Shares repurchased	(2,165,628)	(12,530,992)	(2,629,952)	(17,015,728)	(5,859,238)	(34,063,686)	(7,434,152)	(48,134,535)

Net decrease	(897,057)	$(5,492,684)	(1,051,959)	$(6,954,980)	(2,276,368)	$(14,059,086)	(1,775,297)	$(11,634,668)

38	Putnam VT Diversified Income Fund

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the beginning				Fair value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Short Term Investment
Fund*	$16,506,406	$82,130,116	$92,130,315	$50,491	$6,506,207

Totals	$16,506,406	$82,130,116	$92,130,315	$50,491	$6,506,207

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$78,000,000

Purchased currency options (contract amount)	$4,000,000

Purchased swap option contracts (contract amount)	$253,200,000

Written currency option contracts (contract amount) (Note 3)	$1,000,000

Written TBA commitment option contracts (contract amount) (Note 3)	$132,200,000

Written swap option contracts (contract amount) (Note 3)	$379,600,000

Futures contracts (number of contracts)	100

Forward currency contracts (contract amount)	$206,200,000

OTC interest rate swap contracts (notional)	$6,200,000

Centrally cleared interest rate swap contracts (notional)	$739,700,000

OTC total return swap contracts (notional)	$128,400,000

OTC credit default contracts (notional)	$32,200,000

Warrants (number of warrants)	2,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$995,633	Payables	$1,311,784

Foreign exchange contracts	Investments, Receivables	1,326,601	Payables	779,242

Equity contracts	Investments	10,656	Payables	—

Interest rate contracts	Investments, Receivables,
	Net assets —		Payables, Net assets —
	Unrealized appreciation	2,292,487*	Unrealized depreciation	5,251,117*

Total		$4,625,377		$7,342,143

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Putnam VT Diversified Income Fund	39

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as			Forward currency
hedging instruments under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(693,919)	$(693,919)

Foreign exchange contracts	(20,373)	—	(747,849)	—	$(768,222)

Interest rate contracts	(3,753,658)	732,086	—	(489,662)	$(3,511,234)

Total	$(3,774,031)	$732,086	$(747,849)	$(1,183,581)	$(4,973,375)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as				Forward currency
hedging instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$1,055,594	$1,055,594

Foreign exchange contracts	—	(11,737)	—	955,769	—	$944,032

Equity contracts	9,968	—	—	—	—	$9,968

Interest rate contracts	—	251,481	(92,083)	—	(1,821,141)	$(1,661,743)

Total	$9,968	$239,744	$(92,083)	$955,769	$(765,547)	$347,851

40	Putnam VT Diversified Income Fund

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Putnam VT Diversified Income Fund	41

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Centrally cleared interest rate
swap contracts§	—	—	4,651,662	—	—	—	—	—	—	—	—	—	—	—	—	4,651,662

OTC Total return swap contracts*#	—	65,888	—	—	6,538	2,866	88,098	—	55,820	51	—	—	—	—	—	219,261

OTC Credit default contracts*#	—	—	—	—	479,392	—	279,444	—	—	236,797	—	—	—	—	—	995,633

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	178,089	60,162	—	110,818	9,407	—	380,933	592	186,088	—	—	69,460	175,335	34,232	13,078	1,218,194

Forward premium swap
option contracts #	—	60,023	—	—	—	—	—	—	—	—	—	—	—	—	—	60,023

Purchased swap options**#	2,586	—	—	34,022	298	—	404,975	—	24,372	—	—	—	—	—	—	466,253

Purchased options**#	—	—	—	—	—	—	—	—	1,065,458	—	—	—	—	—	—	1,065,458

Total Assets	$180,675	$186,073	$4,651,662	$144,840	$495,635	$2,866	$1,153,450	$592	$1,331,738	$236,848	$—	$69,460	$175,335	$34,232	$13,078	$8,676,484

Liabilities:

OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$378,823	$—	$—	$—	$—	$—	$—	$378,823

Centrally cleared interest rate
swap contracts§	—	—	5,079,997	—	—	—	—	—	—	—	—	—	—	—	—	5,079,997

OTC Total return swap contracts*#	—	48,983	—	3,168	6,125	—	59,931	—	1,512	805	—	—	—	—	—	120,524

OTC Credit default contracts*#	54,344	—	—	—	912,781	—	303,886	—	—	40,773	—	—	—	—	—	1,311,784

Futures contracts§	—	—	—	—	—	—	—	—	—	—	3,566	—	—	—	—	3,566

Forward currency contracts#	46,790	70,139	—	77,160	16,404	—	80,499	19,211	163,991	—	—	80,269	125,035	47,670	15,434	742,602

Forward premium swap
option contracts #	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Written swap options #	1,194	—	—	79,582	696	—	327,432	—	537,841	—	—	—	—	—	—	946,745

Written options #	—	—	—	—	—	—	—	—	1,428,707	—	—	—	—	—	—	1,428,707

Total Liabilities	$102,328	$119,122	$5,079,997	$159,910	$936,006	$—	$771,748	$19,211	$2,510,874	$41,578	$3,566	$80,269	$125,035	$47,670	$15,434	$10,012,748

Total Financial and Derivative
Net Assets	$78,347	$66,951	$(428,335)	$(15,070)	$(440,371)	$2,866	$381,702	$(18,619)	$(1,179,136)	$195,270	$(3,566)	$(10,809)	$50,300	$(13,438)	$(2,356)	$(1,336,264)

Total collateral
received (pledged)†##	$—	$—	$—	$(15,070)	$(439,836)	$—	$375,563	$—	$(1,179,136)	$195,270	$—	$—	$—	$—	$—

Net amount	$78,347	$66,951	$(428,335)	$—	$(535)	$2,866	$6,139	$(18,619)	$—	$—	$(3,566)	$(10,809)	$50,300	$(13,438)	$(2,356)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 10 — New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

42 Putnam VT Diversified Income Fund	Putnam VT Diversified Income Fund	43

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	None	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 and Vice Chair since 2016	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

44	Putnam VT Diversified Income Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2016, there were 114 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Director of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Associate Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer
Chief Compliance Officer, Putnam Investments	Since 2007
and Putnam Management	Director of Accounting & Control Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Putnam VT Diversified Income Fund	45

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisor	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

This report has been prepared for the shareholders		H502
of Putnam VT Diversified Income Fund.	VTAN028 304285	2/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2016	$140,540	$ —	$13,393	$ —
December 31, 2015	$134,743	$ —	$13,003	$ —

For the fiscal years ended December 31, 2016 and December 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $573,146 and $755,596 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2016	$ —	$559,753	$ —	$ —

December 31, 2015	$ —	$742,593	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2017